BAIRD FUNDS, INC.
Statement of Additional Information

Taxable Bond Funds
Baird Ultra Short Bond Fund	(Institutional Class: BUBIX) (Investor Class: BUBSX)
Baird Short‑Term Bond Fund	(Institutional Class: BSBIX) (Investor Class: BSBSX)
Baird Intermediate Bond Fund	(Institutional Class: BIMIX) (Investor Class: BIMSX)
Baird Aggregate Bond Fund	(Institutional Class: BAGIX) (Investor Class: BAGSX)
Baird Core Plus Bond Fund	(Institutional Class: BCOIX) (Investor Class: BCOSX)
Municipal Bond Funds
Baird Short‑Term Municipal Bond Fund	(Institutional Class: BTMIX) (Investor Class: BTMSX)
Baird Strategic Municipal Bond Fund	(Institutional Class: BSNIX) (Investor Class: BSNSX)
Baird Quality Intermediate Municipal Bond Fund	(Institutional Class: BMBIX) (Investor Class: BMBSX)
Baird Core Intermediate Municipal Bond Fund	(Institutional Class: BMNIX) (Investor Class: BMNSX)
Baird Municipal Bond Fund	(Institutional Class: BMQIX) (Investor Class: BMQSX)

May 1, 2020, as supplemented June 16, 2020

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2020, of the Baird Ultra Short Bond Fund (the “Ultra Short Bond Fund”), the Baird Short‑Term Bond Fund (the “Short‑Term Bond Fund”), the Baird Intermediate Bond Fund (the “Intermediate Bond Fund”), the Baird Aggregate Bond Fund (the “Aggregate Bond Fund”), the Baird Core Plus Bond Fund (the “Core Plus Bond Fund”), the Baird Short‑Term Municipal Bond Fund (the “Short‑Term Municipal Bond Fund”), the Baird Strategic Municipal Bond Fund (the “Strategic Municipal Bond Fund”), the Baird Quality Intermediate Municipal Bond Fund (the “Quality Intermediate Municipal Bond Fund”), the Baird Core Intermediate Municipal Bond Fund (the “Core Intermediate Municipal Bond Fund”) and the Baird Municipal Bond Fund (the “Municipal Bond Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is a series of Baird Funds, Inc. (the “Company”). This SAI contains additional information about principal strategies and risks already described in the Prospectus, as well as descriptions of non‑principal strategies not described in the Prospectus. Copies of the Funds’ Prospectus may be obtained, free of charge by writing the Funds at 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53201‑0701, by calling (toll‑free) 1‑866‑44BAIRD, or on the Funds’ website at www.bairdfunds.com. You should read this SAI together with the Prospectus and retain it for further reference.

The audited financial statements for the Funds for the year ended December 31, 2019 are incorporated herein by reference to the Funds’ 2019 Annual Report. A copy of the Annual Report may be obtained without charge by calling the Funds (toll‑free) at 1‑866‑44BAIRD.

BAIRD FUNDS, INC.

The Company is an open‑end, diversified management investment company. Each Fund is a series of common stock of the Company, a Wisconsin corporation that was incorporated on June 9, 2000. The Company is authorized to issue shares of common stock in series and classes. Each series of the Company is currently divided into two classes, an Investor Class and an Institutional Class. The Company also offers six equity funds that are described in a separate Prospectus and SAI.

INVESTMENT STRATEGIES AND RISKS

Note on Percentage Limitations. Whenever an investment objective, policy or strategy of a Fund set forth in the Fund’s Prospectus or this SAI states a maximum (or minimum) percentage of the Fund’s assets that may be invested in any type of security or asset class, the percentage is determined immediately after the Fund’s acquisition of that investment, except with respect to percentage limitations on temporary borrowing and illiquid investments. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s assets (e.g., due to net sales or redemptions of Fund shares) will not cause the Fund to violate a percentage limitation. As a result, due to market fluctuations, cash inflows or outflows or other factors, a Fund may exceed such percentage limitations from time to time.

Ratings. The ratings of Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings (“Fitch”) and other nationally recognized statistical rating organizations represent their opinions as to the quality of debt obligations. Investment grade debt obligations are obligations that are of medium to high quality and are rated in any of the four highest long term rating categories by at least one nationally recognized statistical rating organization (“NRSRO”) (e.g., BBB- or above by S&P, BBB- or above by Fitch or Baa3 or above by Moody’s). It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt obligations with the same maturity, interest rate and rating may have different yields while debt obligations of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt obligations purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt obligations may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by a Fund, a rated debt obligation may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Robert W. Baird & Co. Incorporated (the “Advisor”) will consider such an event in determining whether a Fund should continue to hold the debt obligation.

Securities Lending. As a non‑principal investment strategy, the Funds may lend their portfolio securities to unaffiliated domestic broker‑dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned. The Funds lend their portfolio securities in order to increase their return because of the interest and other income the Funds can earn from investing the collateral. During the term of such arrangements, a Fund will maintain such value by the daily marking‑to‑market of the collateral. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under “Money Market Instruments,” or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and when, in the Advisor’s judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, the Fund continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. A Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. Dividends received by a Fund on the loaned securities are not eligible for the reduced rates of federal income tax applicable to “qualified dividends.” Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

The Funds have policies and procedures designed to ensure that securities are loaned only to qualified borrowers, that investments of the cash collateral are consistent with applicable guidelines, that the amount of cash collateral received is at least equal to the market value of the securities on loan (which are marked to market on a daily basis), and that the loans can be called on demand. Each Fund may engage in securities lending up to one‑third of its total assets, including the value of all collateral. The Funds do not currently engage in securities lending, but may do so in the future.

Money Market Instruments. As a non-principal investment strategy, the Funds may invest from time to time in “money market instruments,” a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 13 months or less. These investments are used to help meet anticipated redemption requests if other suitable securities are unavailable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although a Fund will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by a Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% of the Fund’s net assets at the time of purchase. Each Fund may also make interest bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time A-2 by S&P, Prime-2 by Moody’s or a similar short term credit rating by another nationally recognized statistical rating organization. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund as previously described.

Each Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. A Fund will invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risk.

Repurchase Agreements. As a non‑principal investment strategy, each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”). During the term of the repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the repurchase agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

The repurchase price under the repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short‑term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds’ custodian or in the Federal Reserve/Treasury book‑entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Companies and ETFs. As a non-principal investment strategy, each Fund may invest in securities issued by other investment companies, including mutual funds, exchange-traded funds (“ETFs”), closed-end funds, and other affiliated Baird Funds, to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. Under the 1940 Act, a fund generally may not acquire (1) more than 3% of the voting stock of any one investment company, (2) securities of an investment company with a value in excess of 5% of the fund’s total assets or (3) securities of all investment companies with a value in excess of 10% of the fund’s total assets. A Fund may purchase shares of unaffiliated money market funds, ETFs and other mutual funds, as well as affiliated Baird Funds, in excess of these limits as permitted by the 1940 Act and the “fund of funds” rules promulgated thereunder, and, if applicable, an SEC exemptive order. A Fund may acquire ETFs and other investment companies in excess of these limitations as a means of investing cash temporarily in instruments consistent with the Fund’s investment objective. These other investment companies will generally consist of money market mutual funds as well as mutual funds and ETFs that primarily invest in fixed income securities or are related to a bond related index. Other unaffiliated investment companies may also invest in a Fund in excess of the 3%/5%/10% limits as permitted by the “fund of fund” rules under the 1940 Act and, if applicable, an SEC exemptive order.  The exemptive order may require the investing fund company to enter into a participation agreement with the Company, on behalf of the acquired Fund, which imposes various conditions designed to prevent undue influence by the investing fund and layering of fees.  As of the date of the SAI, the Company has entered into participation agreements with two unaffiliated fund companies.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. To the extent that a Fund invests in other Baird Funds, the Advisor will waive its advisory fee in an amount equal to the advisory fee paid to the Advisor by the other Baird Fund in respect of Fund assets so invested.

ETFs are investment companies that are bought and sold on a securities exchange. Each share of an ETF represents an undivided ownership interest in the portfolio of securities held by the ETF. ETFs acquire and hold either: (i) shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund, and will have costs and expenses that will be passed on to a Fund, thereby increasing the Fund’s expenses. ETFs are also subject to additional risks including: (i) the market price of an ETF’s shares may trade at a discount to net asset value, causing the ETF to experience greater price volatility; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) the exchange on which an ETF’s shares are listed may deem it appropriate to halt the trading of such shares; (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF shares; (v) there may be legal limitations and other conditions imposed by the SEC on the amount of ETF shares that a Fund may acquire or redeem; and (vi) an ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

U.S. Government Obligations. As part of the principal investment strategy of the Ultra Short Bond Fund, Short‑Term Bond Fund, Intermediate Bond Fund, Aggregate Bond Fund and the Core Plus Bond Fund, and as a non-principal investment strategy of the Short-Term Municipal Bond Fund, Strategic Municipal Bond Fund, Quality Intermediate Municipal Bond Fund, Core Intermediate Municipal Bond Fund and Municipal Bond Fund (collectively, the “Municipal Bond Funds”), the Funds may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other debt obligations issued, sponsored or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export‑Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp. In September 2008, at the direction of the Federal Housing Finance Agency (“FHFA”), an independent regulator, FNMA and FHLMC were placed into conservatorship and continue to operate as a going concern while in conservatorship. See “Mortgage‑Backed and Asset‑Backed Debt Obligations” below.

Bank Obligations. For purposes of the Funds’ investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. A Fund’s investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Illiquid and Restricted Obligations. As a non-principal investment strategy, each Fund may invest up to 15% of their net assets in securities that are illiquid. “Illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. While these holdings may offer more potential for return, they may present a higher degree of liquidity risk, which can result in substantial losses if the Fund is forced to sell the illiquid security quickly. A Fund may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. In the event a Fund’s holdings in illiquid securities should exceed 15% of its net assets, the Fund will not purchase additional illiquid securities and will take other appropriate steps to reduce the percentage of illiquid securities, such as disposing of illiquid assets, and will make notices as required by SEC rules.

Each Fund may also invest in restricted securities. Restricted securities may include Rule 144A securities as well as Section 4(a)(2) commercial paper. Rule 144A securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) commercial paper is a short-term debt instrument issued by a corporation to institutional and other accredited investors in a transaction or series of transactions exempt from registration pursuant to Section 4(a)(2) of the 1933 Act. A Fund may treat a Rule 144A security or Section 4(a)(2) commercial paper as liquid if so classified under the Funds’ liquidity risk management program.

Borrowings and Reverse Repurchase Agreements. As a non-principal investment strategy, each Fund may borrow money to the extent allowed (as described below) to meet shareholder redemptions from banks or through reverse repurchase agreements. Any borrowing by a Fund may not remain outstanding for more than 15 business days and may not be made for leveraging purposes. If the securities held by a Fund should decline in value while borrowings are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, a Fund’s net asset value may be subject to greater fluctuation until the borrowing is paid off. The Funds have established a line of credit with U.S. Bank, their custodian bank, by which each Fund may borrow money for temporary or emergency purposes. Each Fund may pledge assets to secure bank borrowings, which are limited to 33⅓% of the Fund’s total assets. An unsecured line of credit is available to the Funds for any period during which U.S. Bank is an affiliate of the Funds.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio debt obligations and agrees to repurchase them at an agreed upon date and price), the Fund will segregate or “earmark” on the Fund’s records U.S. government debt obligations or other liquid debt obligations having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the debt obligations sold by the Fund may decline below the price of the debt obligations it is obligated to repurchase and that the debt obligations may not be returned to the Fund. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of a Fund’s investments.

Defaulted Debt Obligations. As a non‑principal investment strategy, each Fund may hold debt obligations that are in partial or full default. Defaulted debt obligations are considered speculative and are subject to greater risk of loss of income and principal than higher rated securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The repayment of defaulted debt obligations is subject to significant uncertainties and, in some cases there may be no recovery of repayment. In any reorganization or liquidation proceeding relating to a defaulted debt obligation, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted debt obligations and any securities received in exchange for defaulted debt obligations may be subject to restrictions on resale.

Equity Securities. As a non‑principal investment strategy, each Fund, other than the Municipal Bond Funds, may invest up to 5% of their net assets in equity securities, including common stocks, preferred stocks, depositary receipts, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stocks.

Preferred Stocks. As a non‑principal investment strategy, each Fund, other than the Municipal Bond Funds, may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock but after bond owners. Unlike debt obligations, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non‑compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non‑compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. The Funds will limit their investments in preferred stock to no more than 5% of their respective net assets.

When-Issued Purchases, Delayed Delivery and Forward Commitments. As a principal investment strategy of the Municipal Bond Funds and as a non‑principal investment strategy of the Funds other than the Municipal Bond Funds, the Funds may purchase or sell particular debt obligations with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the debt obligations delivery takes place. When a Fund agrees to purchase debt obligations on a when‑issued or delayed delivery basis or enter into a forward commitment to purchase debt obligations, cash or liquid securities equal to the amount of the commitment will be segregated or “earmarked” on the Fund’s records. Until the transaction has been settled, these assets are marked to market daily in order to ensure that the value of the assets segregated or earmarked remains equal to or greater than the amount of the Fund’s commitments. It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when portfolio debt obligations are set aside to cover such purchase commitments than when cash is set aside. In the case of a forward commitment to sell portfolio debt obligations, a Fund will segregate or earmark the portfolio debt obligations themselves while the commitment is outstanding. When‑issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a debt obligation) may be less favorable than the price or yield (and therefore the value of a debt obligation) available in the market when the debt obligations delivery takes place.

Each Fund will make commitments to purchase debt obligations on a when‑issued basis or to purchase or sell debt obligations on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the debt obligations. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell debt obligations it has committed to purchase before those debt obligations are delivered to the Fund on the settlement date. In these cases, a Fund may realize capital gains or losses.

When a Fund engages in when‑issued, delayed delivery and forward commitment transactions, the Fund relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the debt obligations underlying a when‑issued purchase or a forward commitment to purchase debt obligations, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the debt obligations. A Fund does not earn interest on the debt obligations the Fund has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell debt obligations it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying debt obligations are not reflected in a Fund’s net asset value as long as the commitment remains in effect.

Mortgage-Backed and Asset-Backed Debt Obligations. As a principal investment strategy of the Ultra Short Bond Fund, Short‑Term Bond Fund, Intermediate Bond Fund, Aggregate Bond Fund, Core Plus Bond Fund, and as a non-principal investment strategy of the Municipal Bond Funds, the Funds may purchase residential and commercial mortgage‑backed as well as other asset‑backed debt obligations (collectively called “asset‑backed debt obligations”) that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as GNMA, FNMA, FHLMC, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These debt obligations represent interests in pools of assets in which periodic payments of interest and/or principal on the debt obligations are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the debt obligations, net of any fees paid to the issuer or guarantor of the debt obligations.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage‑backed debt obligations and among the debt obligations that they issue. Mortgage‑backed debt obligations guaranteed by GNMA, “Ginnie Mae,” include GNMA Mortgage Pass‑Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Maes also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage‑backed debt obligations issued by FNMA, “Fannie Mae,” include FNMA Guaranteed Mortgage Pass‑Through Certificates (also known as “Fannie Maes”) which are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage‑backed debt obligations issued by the FHLMC, “Freddie Mac,” include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac entitles the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Macs generally do not entitle the holder to timely payments of principal.

Mortgage-backed debt obligations issued by Fannie Mae and Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the U.S. government; rather, these agencies are supported by the right of the issuer to borrow money from the U.S. Treasury.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that the U.S. government will support these or other government-sponsored agencies in the future and therefore, these U.S. government-sponsored agencies may not have enough funds to meet their payment obligations. While these agencies remain under the conservatorship of the FHFA as of the date of this SAI, long-term, continued operation in government-run conservatorship may not be sustainable.

The average life of a mortgage‑backed instrument may be substantially less than the original maturity of the mortgages underlying the debt obligations as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the debt obligation, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high‑yielding mortgage‑related debt obligations less potential for growth in value than non‑callable bonds with comparable maturities. In calculating the average weighted maturity of a Fund, the maturity of mortgage‑backed debt obligations will be based on estimates of average life. There can be no assurance that these estimates will be exact.

Each Fund may purchase mortgage‑backed debt obligations such as collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage‑backed debt obligations. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective sequential expected maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier expected maturity date are paid in full. The classes may include accrual certificates (also known as “Z‑Bonds”), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest‑paying debt obligations. They may also include planned amortization classes (“PACs”) which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Prepayments on mortgage‑backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

The yield characteristics of asset‑backed debt obligations differ from traditional debt obligations. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset‑backed debt obligation is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset‑backed debt obligation is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. Moreover, asset‑backed debt obligations may involve certain risks that are not presented by mortgage‑backed debt obligations arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages).

Asset‑backed debt obligations may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset‑backed debt obligations is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of debt obligations, which could result in a Fund experiencing difficulty in liquidating such debt obligations.

In general, the collateral supporting non‑mortgage asset‑backed debt obligations is of shorter maturity than mortgage loans. Like other fixed‑income debt obligations, when interest rates rise the value of an asset‑backed debt obligation generally will decline; however, when interest rates decline, the value of an asset‑backed debt obligation with prepayment features may not increase as much as that of other fixed‑income debt obligations.

Non‑mortgage asset‑backed debt obligations do not have the benefit of the same debt obligation in the collateral as mortgage‑backed debt obligations. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying receivables. If the servicer were to sell these receivables to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective debt obligation interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these debt obligations.

Bank Loans. As part of its non‑principal investment strategies, the Ultra Short Bond Fund may invest in secured and unsecured participations in bank loans (“bank loans”). The Ultra Short Bond Fund’s investments in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which banks or other financial intermediaries make to borrowers, the Ultra Short Bond Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Ultra Short Bond Fund does not receive scheduled interest or principal payments on such indebtedness, its share price could be adversely affected. The Ultra Short Bond Fund may invest in loan participations that are rated by a NRSRO or are unrated, and may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which the Ultra Short Bond Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.

LIBOR Transition Risk. A Fund may invest in securities that use the London Inter-Bank Offered Rate (“LIBOR”) as a benchmark or reference rate for interest rate calculations. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. However, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR.  The transition process may lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR or fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Variable Rate Medium Term Notes. As a non‑principal investment strategy, the Funds, except the Municipal Bond Funds, may purchase variable rate medium term notes that provide for periodic adjustments in the interest rates. The adjustments in interest rates reflect changes in an index or an applicable money rate such as the London Interbank Offered Rate (“LIBOR”).

Stripped Securities. As a non‑principal investment strategy, the Funds, other than the Municipal Bond Funds, may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage‑backed securities) exhibit greater price volatility than ordinary debt obligations because of the manner in which their principal and interest are returned to investors.

Bond Index. In an effort to make a Fund’s duration and return comparable to those of its respective bond index, the Advisor will monitor the Fund’s portfolio and market changes. The calculation of a Fund’s duration and average portfolio maturity will be based on certain estimates relating to the duration and maturity of the debt obligations held by the Fund. There can be no assurance that these estimates will be accurate or that the duration or average portfolio maturity of a Fund will always remain within the maximum limits disclosed on its Prospectus. The value of a Fund’s portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

Options Trading. As a non‑principal investment strategy, each Fund may purchase put and call options for hedging purposes. A Fund will not buy an option when the aggregate premiums on outstanding options held by the Fund exceed 5% of its net assets. Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. This is a highly specialized activity that entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option.

However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Each Fund will engage in unlisted over‑the‑counter options only with broker‑dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker‑dealer that effected the original option transaction. The Funds bear the risk that the broker‑dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

Each Fund, other than the Municipal Bond Funds, may purchase and sell both put and call options on fixed income or other securities on indices in standardized contracts traded on U.S. or foreign securities exchanges, boards of trade, or similar exchanges, or on an OTC market at or about the same time that the Funds purchase the underlying security or at a later time. By buying a put, a Fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may also be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund’s return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a “closing sale transaction” (a sale by a Fund, prior to the exercise of the option that the Fund has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

In addition, each Fund, other than the Municipal Bond Funds, may sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are segregated or “earmarked” on the Fund’s records) upon conversion or exchange of other securities held by the Fund. A call option on an index is covered if cash or cash equivalents equal to the contract value are segregated or earmarked on the Fund’s records. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference in cash or cash equivalents is segregated or earmarked on the Fund’s records. The aggregate value of a Fund’s assets subject to covered options written by the Fund will not exceed 5% of the value of its net assets.

A Fund’s obligations under a covered call option written by the Fund may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds. When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities. The amount of the liability will be subsequently marked‑to‑market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, a Fund may deliver the underlying security held by the Fund or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and a Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short‑term capital gains for federal income tax purposes, and losses on closing purchase transactions are short‑term capital losses.

Investing in options is a highly specialized activity that entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. Other risks include (i) an imperfect correlation between the change in market value of the securities a Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures Contracts and Related Options. As a principal investment strategy, the Strategic Municipal Bond Fund may invest in U.S. Treasury futures contracts. As a non-principal investment strategy, each Fund other than the Strategic Municipal Bond Fund may purchase or sell futures contracts, or options thereon, including interest rate futures contracts, to manage the portfolio’s duration or interest rate risk, to manage changes resulting from market conditions in the value of the securities held by the Fund, or of securities which the Fund intends to purchase to maintain liquidity, to have fuller exposure to price movements in the respective bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. A Fund may also purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed income securities.

A bond or stock index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities included. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”). Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Each Fund may sell index futures contracts. A Fund may do so either to hedge the value of its portfolio, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, each Fund may purchase index futures contracts. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, each Fund may utilize index futures contracts in anticipation of changes in the composition of their portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Successful use of futures by the Funds is also subject to the Advisor’s ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because the Fund will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Unlike when the Funds purchase or sell a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, a Fund may be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund; and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of the Fund to close open futures positions, which could have an adverse impact on the Fund’s ability to hedge.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The regulation of futures and options in the U.S. is a rapidly changing area of law and is subject to change by governmental or regulatory action.

To comply with federal securities rules, a Fund must segregate or earmark liquid assets on the Fund’s records or take other appropriate measures to “cover” its open positions in futures contracts. Depending on their terms, futures contracts settle through either physical delivery of the underlying commodity (“physically settle”) or payment of an equivalent cash amount (“cash settle”). Cash settled futures contracts require that a registered investment company set aside liquid assets in an amount equal to its daily marked-to-market net obligations under the contract (i.e., its daily net liability, minus any posted margin and variation margin). Physically settled futures contracts require that a registered investment company segregate or earmark a greater amount of liquid assets, equal to the full notional value of the contract (minus any applicable margin and variation margin posted with the futures commission merchant). The Funds expect that any investments in futures contracts will primarily be in cash settled futures. If a Fund were to invest primarily in physically settled futures, it would need to segregate or earmark a greater amount of its liquid assets to cover its open positions than it would if it invested in cash settled futures.

A Fund’s commodities transactions may be made for bona fide hedging purposes as defined by the CFTC. In addition, the Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”). Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Fund’s net asset value. Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Fund’s net asset value. The Advisor on behalf of each Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Each Fund intends to limit its transactions in futures contracts and related options so that it complies with the 5% test.

Foreign Securities. As part of their principal investment strategy, the Funds, other than the Municipal Bond Funds, may invest in dollar‑denominated securities of foreign corporations and governments. Such securities may be subject to greater fluctuations in price than securities of domestic corporations and may be subject to foreign withholding taxes. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

Zero-Coupon Bonds. As a principal investment strategy of the Municipal Bond Funds and as a non‑principal investment strategy of the Funds other than the Municipal Bond Funds, the Funds may invest in zero‑coupon debt obligations. Zero‑coupon obligations have greater price volatility than coupon obligations of the same maturity and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero‑coupon obligations only if the likely relative greater price volatility of such zero‑coupon obligations is not inconsistent with the Fund’s investment objective. Although zero‑coupon securities pay no cash income to holders prior to maturity, accrued interest on these securities must be reported as income to a Fund and distributed to its shareholders on an annual basis. Accordingly, a Fund may be required to dispose of its portfolio investments under disadvantageous circumstances in order to satisfy the distribution requirements applicable to regulated investment companies under the federal tax law. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

Guaranteed Investment Contracts. As a non‑principal investment strategy, the Funds, except the Municipal Bond Funds, may make limited investments in guaranteed investment contracts (“GICs”) issued by highly rated U.S. insurance companies. A GIC is usually a general account obligation of the issuing insurance company. A Fund will only purchase GICs from issuers which, at the time of purchase, are rated A or higher by Moody’s or S&P, have assets of $1 billion or more and meet quality and credit standards established by the Advisor. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Fund to be subject to the 15% limitation on illiquid investments. Generally, a GIC allows a purchaser to buy an annuity with the money accumulated under the contract; however, a Fund will not purchase any such annuities. Investments in GICs are subject to the risks associated with debt instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.

Small Capitalization Companies and Unseasoned Issuers. As a non‑principal investment strategy, the Funds other than the Municipal Bond Funds may invest in small companies. Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to a greater degree of change in their earnings and prospects.

Cash or Similar Investments; Temporary Strategies. As a non-principal investment strategy, under normal market conditions, each of the Short‑Term Bond Fund, Intermediate Bond Fund, Aggregate Bond Fund, Core Plus Bond Fund, Short‑Term Municipal Bond Fund, Strategic Municipal Bond Fund, Quality Intermediate Municipal Bond Fund, Core Intermediate Municipal Bond Fund and Municipal Bond Fund may invest up to 20% of its net assets in cash or similar short‑term, investment grade securities such as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit. The Ultra Short Bond Fund invests in cash and money market instruments as part of its principal investment strategy. In limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions, the Advisor may invest up to 100% of the total assets of each of the Short‑Term Bond Fund, Intermediate Bond Fund, Aggregate Bond Fund, Core Plus Bond Fund, Short‑Term Municipal Bond Fund, Strategic Municipal Bond Fund, Quality Intermediate Municipal Bond Fund, Core Intermediate Municipal Bond Fund and Municipal Bond Fund in cash or similar investments (such as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit).

From time to time, on a temporary defensive basis due to market conditions, the Municipal Bond Funds may hold without any limitation uninvested cash reserves and invest without any limitations in high quality, short term taxable money market obligations in such proportions as in the opinion of the Advisor, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Short-term taxable obligations acquired by a Municipal Bond Fund will not exceed under normal conditions 20% of the Municipal Bond Funds’ net assets at the time of purchase.

When a Fund takes a temporary position, the Fund may not achieve its investment objective.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial‑of‑service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

Put Bonds. As a non-principal investment strategy, each of the Municipal Bond Funds may invest in long-term variable and floating rate bonds that may be redeemed or sold back (“put”) to the issuer of the security or a third party prior to their stated maturity (“put bonds”). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. The option to “put” the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.
Municipal Obligations and Related Investments. As a principal investment strategy for the Municipal Bond Funds, and as a non-principal investment strategy for the other Funds, the Funds may invest in municipal obligations and related investments, as described below. A Fund’s cash balances may be invested in short‑term municipal notes and tax‑exempt commercial paper or variable rate demand obligations, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short‑term municipal debt obligations. The value of each Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates.

Municipal obligations which may be acquired by each Fund include debt obligations issued by states, possessions and territories of the U.S., including political subdivisions (such as counties, cities, towns and school and other districts), agencies and authorities thereof. Municipal obligations are issued by such governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities, not-for-profit organizations, businesses and developers. The Funds other than the Municipal Bond Funds may invest in municipal obligations that are subject to federal and state income tax. Types of municipal obligations in which a Fund may invest include, but are not limited to, the following:

General Obligation Bonds. General obligation bonds are supported by the issuer’s full faith and credit and taxing authority. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, in some cases the issuer’s authority to levy additional taxes may be limited by its charter or state law.

Revenue Bonds. Revenue bonds are payable solely from specific income or revenues received by the issuer, often from its operation of a governmental enterprise or authority such as an electric or water utility, sewer system, parks, hospitals or other health authority, bus, train, subway, highway, airport or other transportation system, or housing authority. Some revenue bonds may be issued for other public purposes, such as financing the development of an industrial park or commercial district or construction of a new stadium, parking structure or stadium. The revenues may consist of specific taxes, assessments, tolls, fees, or other types of municipal revenues. Although issued by municipal authorities, revenue bonds are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by users of the services or owners and operators of the facility financed with the proceeds of the bonds. Bonds or other obligations of housing financing authorities may have various forms of security, such as reserve funds, insured or subsidized mortgages and net revenues from projects, but they are not backed by a pledge of the issuer’s credit. The credit quality of revenue bonds is usually related to the credit standing of the enterprise being financed but can, if applicable, be tied to the credit worthiness of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Private Activity Bonds. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy or to enable a college or university, not-for-profit organization or hospital to construct new or expanded facilities. The municipality would lend the proceeds to the company or other entity, and the company or other entity would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the borrower’s loan payments, and not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. The interest on many types of private activity bonds is subject to the federal alternative minimum tax (“AMT”) for a non-corporate shareholder. The Funds may invest in bonds subject to the federal AMT. Each Fund is limited by its fundamental investment limitation in the amount it can invest in securities that may be subject to federal AMT (see “Investment Objectives and Limitations”).

Anticipation Notes. Anticipation notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds, or other municipal revenues. These may be in the form of bond anticipation notes, tax anticipation notes, tax and revenue anticipation notes, and revenue anticipation notes. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds. Bond anticipation notes are notes that are intended to be refinanced through a subsequent offering of longer term bonds.

Tax Increment Financing Bonds. Tax increment financing bonds are payable from increases in taxes or other revenues attributable to higher valuations on the businesses benefitting from improvements made to a particular area or district financed by the bonds. For example, a municipality may issue these bonds to redevelop a commercial area. The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area or in property taxes collected from property owners. The bonds could default if merchants’ sales or owners’ property valuations, and related tax collections, failed to increase as anticipated.

Municipal obligations also include municipal commercial paper and other short-term notes, variable rate demand obligations, industrial revenue bonds, pre-refunded or advance refunding bonds, municipal lease obligations, construction loan notes insured by the Federal Housing Administration and financed by FNMA or GNMA, and participation, trust and partnership interests in any of the foregoing.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions. There can be no assurance that the Internal Revenue Service (“IRS”) will agree with a bond counsel’s opinion concluding that interest on a particular obligation is exempt from federal income tax.

Certain of the municipal obligations held by a Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand. Each Municipal Bond Fund may, from time to time, invest more than 25% of its assets in municipal obligations covered by insurance policies.

The payment of principal and interest on most debt obligations purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Municipal obligations may be adversely affected by political and economic conditions and developments (for example, legislation reducing state aid to local governments.) An issuer’s obligations under its municipal obligations are also subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal obligations purchased by a Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund’s portfolio debt obligations and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.

Each Fund may purchase put options on municipal obligations. A put gives a Fund the right to sell a municipal obligation at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related municipal obligation. A Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal debt obligation or permit the Fund to invest its assets at more favorable rates. The aggregate price of a debt obligation subject to a put may be higher than the price which otherwise would be paid for the debt obligation without such an option, thereby increasing the debt obligation’s cost and reducing its yield.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Internal Revenue Code of 1986, as amended (the “Code”), interest on certain private activity bonds must be included in a non-corporate investor’s alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Municipal Bond Funds and the liquidity and value of their portfolios. In such an event, the Company would reevaluate the Municipal Bond Funds’ investment objectives and policies and consider possible changes in their structure or possible dissolution.

Municipal Lease Obligations. Each Fund may acquire municipal lease obligations that are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease‑purchase payments made. The Advisor determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under the Funds’ liquidity risk management program. The Advisor will evaluate the credit quality of such obligations and consider the nature of and the Funds’ trading experience in the municipal lease market. Municipal lease obligations that are not readily marketable and transferable will be treated as illiquid. In making a determination that a municipal lease obligation is liquid, the Advisor may consider, among other things, whether the lease can be canceled, the likelihood that the assets represented by the lease can be sold, the strength of the lessee’s general credit, the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality and availability of legal recourse in the event of failure to appropriate.

Stand‑By Commitments. A Fund may acquire “stand‑by commitments” with respect to municipal obligations held in its portfolio. Under a “stand‑by commitment” a dealer agrees to buy from a Fund, at the Fund’s option, specified municipal obligations at a specified price. A “stand‑by commitment” acquired by a Fund may also be referred to in this SAI as a “put” option.

The amount payable to a Fund upon its exercise of a “stand‑by commitment” is normally (i) the Fund’s acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the debt obligations; plus (ii) all interest accrued on the debt obligations since the last interest payment date during that period. A stand‑by commitment may be sold, transferred or assigned by the Funds only with the instrument involved.

The Funds expect that “stand‑by commitments” will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a “stand‑by commitment” either separately in cash or by paying a higher price for the portfolio debt obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same debt obligations). The total amount paid in either manner for outstanding “stand‑by commitments” held by a Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each “stand‑by commitment” is acquired.

Each Fund intends to enter into “stand‑by commitments” only with dealers, banks and broker‑dealers which, in the Advisor’s opinion, present minimal credit risks. A Fund’s reliance upon the credit of these dealers, banks and broker‑dealers is secured by the value of the underlying municipal obligations that are subject to a commitment.

A Fund would acquire “stand‑by commitments” solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a “stand‑by commitment” would not affect the valuation or assumed maturity of the underlying municipal debt obligations, which would continue to be valued in accordance with the ordinary method of valuation employed by the Funds. “Stand‑by commitments” acquired by the Funds would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a “stand‑by commitment” its cost would be reflected as unrealized depreciation for the period during which the commitment was held by a Fund.

Variable and Floating Rate Instruments. Municipal obligations purchased by each Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities.

With respect to the variable and floating rate instruments that may be acquired by a Fund, the Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable U.S. government obligations held by a Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

Other Investment Considerations — Principal Investment Strategies — Ultra Short Bond Fund, Core Plus Bond Fund, Short-Term Municipal Bond Fund, Strategic Municipal Bond Fund, Core Intermediate Municipal Bond Fund and Municipal Bond Fund

Non-Investment Grade Debt Obligations (High Yield or Junk Bonds). The Ultra Short Bond Fund, Short-Term Municipal Bond Fund and Core Intermediate Municipal Bond Fund may invest up to 10% of their net assets at the time of purchase in non‑investment grade debt obligations, the Municipal Bond Fund may invest up to 15% of its net assets at the time of purchase in non‑investment grade debt obligations, the Core Plus Bond Fund may invest up to 20% of its net assets at the time of purchase in non‑investment grade debt obligations and the Strategic Municipal Bond Fund may invest up to 30% of its net assets at the time of purchase in non‑investment grade debt obligations. While generally offering higher yields than investment grade debt with similar maturities, non‑investment grade debt obligations involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these debt obligations are discussed below.

Effect of Interest Rates and Economic Changes. All interest‑bearing debt obligations typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of non‑investment grade debt obligations tend to reflect individual corporate developments to a greater extent than do higher‑rated debt obligations, which react primarily to fluctuations in the general level of interest rates. Non‑investment grade debt obligations also tend to be more sensitive to economic conditions than are higher‑rated obligations. As a result, they generally involve more credit risks than debt obligations in the higher‑rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of non‑investment grade debt obligations may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these debt obligations is significantly greater than issuers of higher‑rated debt obligations because such debt obligations are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a non‑investment grade debt obligation defaulted, the Ultra Short Bond Fund, Core Plus Bond Fund, Short‑Term Municipal Bond Fund, Strategic Municipal Bond Fund, Core Intermediate Municipal Bond Fund and Municipal Bond Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these debt obligations and thus in the Funds’ NAV.

Payment Expectations. Non‑investment grade debt obligations typically contain redemption, call or prepayment provisions which permit the issuer of such obligations containing such provisions to redeem the obligations at its discretion. During periods of falling interest rates, issuers of these obligations are likely to redeem or prepay the obligations and refinance them with debt obligations with a lower interest rate. To the extent an issuer is able to refinance the obligations, or otherwise redeem them, the Ultra Short Bond Fund, Core Plus Bond Fund, Short‑Term Municipal Bond Fund, Strategic Municipal Bond Fund, Core Intermediate Municipal Bond Fund and Municipal Bond Fund may have to replace the debt obligations with a lower yielding debt obligation, which could result in a lower return for the Funds.

Credit Ratings. Credit ratings issued by credit‑rating agencies evaluate the safety of principal and interest payments of rated debt obligations. They do not, however, evaluate the market value risk of non‑investment grade debt obligations and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the debt obligation. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non‑investment grade debt obligations will be more dependent on the Advisor’s credit analysis than would be the case with investments in investment grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the Ultra Short Bond Fund, Core Plus Bond Fund, Short‑Term Municipal Bond Fund, Strategic Municipal Bond Fund, Core Intermediate Municipal Bond Fund and Municipal Bond Fund’s investments and carefully evaluates whether to dispose of or to retain non‑investment grade debt obligations whose credit ratings or credit quality may have changed.

Liquidity and Valuation. The Ultra Short Bond Fund, Core Plus Bond Fund, Short‑Term Municipal Bond Fund, Strategic Municipal Bond Fund, Core Intermediate Municipal Bond Fund and Municipal Bond Fund may have difficulty disposing of certain non‑investment grade debt obligations because there may be a thin trading market for such debt obligations. Because not all dealers maintain markets in all non‑investment grade debt obligations there is no established retail secondary market for many of these debt obligations. The Funds anticipate that such debt obligations could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher‑rated debt obligations. The lack of a liquid secondary market may have an adverse impact on the market price of the debt obligation. The lack of a liquid secondary market for certain debt obligations may also make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds. Market quotations are generally available on many non‑investment grade debt obligations issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non‑investment grade debt obligations, especially in a thinly traded market.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds may engage in short term trading to achieve their respective investment objectives.

Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with attaining the investment objective of a Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%)

may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short‑term capital gains are realized, distributions attributable to such gains will be taxed at ordinary income rates for federal income tax purposes. The table below shows the portfolio turnover rate for each Fund for the last two fiscal periods.

	Portfolio Turnover Rate During Fiscal Periods Ended December 31,
	2019	2018
Ultra Short Bond Fund	70%	66%
Short‑Term Bond Fund	64%	58%
Intermediate Bond Fund	26%	32%
Aggregate Bond Fund	31%	24%
Core Plus Bond Fund	26%	26%
Short‑Term Municipal Bond Fund	34%	107%
Strategic Municipal Bond Fund	47%(1)	N/A
Quality Intermediate Municipal Bond Fund	20%	40%
Core Intermediate Municipal Bond Fund	38%	70%
Municipal Bond Fund	46%(1)	N/A

(1)	For the period from the close of business on November 15, 2019 (inception date) through December 31, 2019.

INVESTMENT OBJECTIVES AND LIMITATIONS

Investment Objectives

The investment objective of a Fund cannot be changed without shareholder approval, which requires the approval of a “majority of the Fund’s outstanding voting securities,” as defined below.

Fundamental Investment Limitations

The Funds are subject to the fundamental investment limitations enumerated in this subsection, which may be changed only by a vote of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

Each Fund:

1.May not, with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
2. May (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments); and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings). If the amount borrowed at any time exceeds 33⅓% of the Fund’s total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33⅓% of the Fund’s total assets. The Fund may also borrow money from other persons to the extent permitted by applicable laws.
3.May not issue senior securities, except as permitted under the 1940 Act.
4.May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.
5.May not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
6. May not make loans if, as a result, more than 33⅓% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments; or (ii) engaging in repurchase agreements.
7.May not purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry; provided, however, that with regard to the Municipal Bond Funds, there is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments.
8.May not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
9.With respect to the Municipal Bond Funds, may not invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during unusual market conditions. For purposes of this fundamental policy, municipal obligations that are subject to federal alternative minimum tax are considered taxable.
With respect to Fundamental Investment Limitation No. 2, “any longer permissible period” means any longer period authorized by the SEC in accordance with Section 18(f)(1) of the 1940 Act and “applicable laws” means the 1940 Act, any rule, regulation or exemptive order thereunder or SEC staff interpretation thereof. Under SEC staff interpretations, reverse repurchase agreements, firm commitment agreements and standby commitment agreements will not constitute impermissible borrowings under the 1940 Act if the Funds segregate or earmark assets on the Funds’ records or otherwise covers their obligations to limit the Funds’ risk of loss. The Funds do not currently intend to invest in such investments.

Under the 1940 Act, in addition to borrowing from banks, the Funds may borrow from other persons an additional amount not exceeding 5% of its total assets for temporary purposes. The Funds do not intend to borrow from parties other than banks.

With respect to Fundamental Investment Limitation No. 3, the 1940 Act permits the Funds to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if the Funds segregate or earmark assets on the Funds’ records or otherwise covers their obligations to limit the Funds’ risk of loss, such as through offsetting positions.

With respect to Fundamental Investment Limitation No. 7, the Advisor determines industry classifications for the Funds in accordance with the Global Industry Classification Standards, an industry classification system developed by Standard & Poor’s Corporation in collaboration with Morgan Stanley Capital International, or other classification sources maintained and developed by third parties. In the absence of such classification, or if the Advisor determines in good faith based on its own analysis that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Advisor may classify an issuer accordingly. Thus, the composition of an industry may change from time to time. Each Fund may be concentrated in a sector but will not be concentrated in any industry. For purposes of Fundamental Investment Limitation No. 7, investment companies are not considered to be part of any industry and, to the extent a Fund invests its assets in underlying investment companies, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of industries through its investment in one or more underlying investment companies. With regard to the Municipal Bond Funds, there is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions even though the proceeds from the sale of those instruments by such governmental authorities may be used to fund projects in particular industries.

With respect to Fundamental Investment Limitation No. 8, as it relates to the Municipal Bond Funds, real estate shall include real estate mortgages.

Although the foregoing investment limitations would permit the Municipal Bond Funds to engage in securities lending, the Municipal Bond Funds do not currently intend to lend portfolio securities. Prior to engaging in any such transactions, the Municipal Bond Funds will provide their shareholders with notice and add any additional disclosure to the Prospectus and this SAI as may be required.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

Non-Fundamental Investment Limitations

The following are the Funds’ non‑fundamental operating policies, which may be changed by the Company’s Board of Directors (the “Board”) without shareholder approval.

Each Fund may not:

1.Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.
2.Purchase securities on margin, except that the Fund may obtain such short‑term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.
3.Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law. With respect to the Ultra Short Bond Fund, the Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that if the Fund has knowledge that its shares are purchased by another investment company relying on Section 12(d)(1)(G) of the 1940 Act, the Fund will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
4.Make any loans, other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) repurchase agreements.
5.Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls.
6.With respect to each of the Ultra Short Bond Fund, Short‑Term Bond Fund, Intermediate Bond Fund, Aggregate Bond Fund and the Core Plus Bond Fund, make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least a 60‑day written notice.

Each Fund’s non‑fundamental investment policies listed above may be changed with the approval of the Board. Unless noted otherwise, if a percentage restriction set forth in a Fund’s Prospectus or this SAI is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or a Fund’s assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

For purposes of each Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

NET ASSET VALUE

Shares of the Funds are sold on a continual basis at the NAV next computed following receipt of an order in proper form by a dealer, the Funds’ distributor, Robert W. Baird & Co. Incorporated (the “Distributor”), or U.S. Bancorp Fund Services, LLC (the “Transfer Agent”). Shares of the Funds may be purchased or redeemed only on days the New York Stock Exchange (“NYSE”) is open.

The NAV per share for each class of shares of a Fund is determined as of the close of regular trading on the NYSE (normally, 3:00 p.m., Central time), Monday through Friday, except on days the NYSE is not open. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Consistent with industry practice, the NAV per share of a Fund is calculated separately for the Investor Class shares and Institutional Class shares by adding the value of all portfolio securities and other assets per class (including interest or dividends accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of that class. The result, rounded to the nearest cent (two decimal places), is the NAV per share. As is the case for all mutual funds, rounding the NAV to the nearest cent (two decimal places) may impact each share Class’ NAV. The results of rounding, including performance results, may be more pronounced when there are large purchases or redemptions from either share Class. When determining NAV, expenses are accrued and applied daily.

The Board has adopted Pricing and Valuation Committee Procedures (“Pricing Procedures”), which specify how a Fund’s investments are to be valued when calculating the Fund’s NAV.  The Board has delegated responsibility for daily pricing of the Funds’ investments to the Advisor. The Funds’ accounting agent calculates the daily NAV for each Fund.
Each Fund’s portfolio investments are generally valued using pricing information provided by a primary independent pricing service. If pricing information is not available from the primary pricing service, pricing information from an approved secondary independent pricing service or another source set forth in the Pricing Procedures may be used. Should pricing information not be available from a primary or secondary pricing service or another permitted source, the investment will be priced at its “fair value” as determined by the Valuation Committee of the Advisor, subject to the ultimate supervision of the Board.
Debt obligations are generally valued using evaluated bid prices provided by the primary pricing service. To calculate an evaluated price, a pricing service uses various market inputs such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, comparable securities, bids, offers and reference data, as well as market indicators, and issuer, industry and economic events.  If the primary pricing service does not price a particular debt obligation, the Fund may use an evaluated price provided by a secondary pricing service. If a secondary pricing service does not price a particular debt obligation, the Advisor may obtain and use a valuation from a dealer who was the underwriter for the issuance or who makes a market in that debt obligation or similar debt obligations. If the Advisor cannot obtain a price provided by such a dealer, the debt obligation will generally be priced at fair value by the Valuation Committee. Debt obligations purchased with a remaining maturity of 60 days or less are valued at market prices as described above, unless an evaluated price is not available from a pricing service, in which case such debt obligation is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the debt obligation, the debt obligation is priced at fair value by the Valuation Committee. In prescribed circumstances, such as for new issues of debt obligations or when a pricing service ceases pricing a debt obligation, the Advisor may use other methods to value Fund investments, such as obtaining a valuation from an underwriter or dealer.
Shares of mutual funds that are quoted on Nasdaq are generally valued at their last calculated NAV. If a mutual fund is not quoted on Nasdaq, the mutual fund’s value will be determined by obtaining the NAV last calculated by the mutual fund, unless the Advisor does not believe such NAV is a fair value, in which case the mutual fund will be priced at fair value by the Valuation Committee.
Equity securities, including ETFs and closed-end funds, that are listed on a U.S. securities exchange are generally valued at the last sale price or official closing price at the close of that exchange. If, on a particular day, an exchange-listed security does not trade, then the security will be valued at the average of the most recent bid and asked prices. Over-the-counter equity securities for which reliable quotations are available are valued at the average of the most recent bid and asked prices.
Other securities or assets held by a Fund are generally valued using prices quoted by the exchange on which they are traded or using other applicable market quotations, unless such information is not available, in which event they will be priced at fair value by the Valuation Committee.
If pricing information is not readily available from a pricing service or another permitted source, or if the Advisor deems the pricing information to not represent “fair value” of the investment, the investment will be priced at its “fair value” as determined by the Valuation Committee, subject to the ultimate supervision of the Board. In determining fair value of a Fund’s investment, the Valuation Committee applies valuation methods approved by the Board and takes into account relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. In addition, during periods of market volatility or illiquidity, the prices determined for any individual investment on any given day may vary significantly from the amount that can be obtained in an actual sale of that investment, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.
The calculation of the NAV of a Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE (normally, 3:00 p.m. Central time), and at other times, may not be reflected in the calculation of NAV of the Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Fees for Certain Shareholder Services. Broker‑dealers and other financial intermediaries may be paid by the Advisor or the Distributor for advertising, distribution, administrative, sub‑transfer agency or other shareholder services. These payments may be in addition to any amounts paid by the Funds under the distribution and shareholder servicing plan adopted by the Board (see “Distribution Plan,” below) or any amounts paid by the Funds for sub-transfer agency or other administrative services. Depending on the terms of the particular account, broker‑dealers and other financial intermediaries also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. The intermediaries are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

Suspension of Redemption Right. Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.

Redemption in Kind. The Company has filed an election pursuant to Rule 18f‑1 under the 1940 Act which provides that, with respect to redemptions which the Company has the right to satisfy in assets other than cash, each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the NAV of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90‑day period. Any redemption beyond this amount may be made in assets other than cash. If so requested by a redeeming shareholder and subject to the Fund’s approval, redemptions in‑kind may be made entirely in securities. For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.

Exchange Privilege. By use of the exchange privilege, shareholders authorize the Transfer Agent to act on exchange instructions received in writing or by telephone from any person representing himself to be the shareholder, or, in some cases, the shareholder’s registered representative or account representative of record, and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

Shares in the Baird Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt and such redemption will result in a taxable capital gain or loss for federal income tax purposes unless the shares are held by a tax‑exempt investor or are held in a tax‑deferred or other tax-advantaged arrangement such as a 401(k) plan or IRA. Shares of the new Fund into which the shareholder is investing will be purchased at the NAV per share next determined after acceptance of the request by the Fund’s Transfer Agent in accordance with the policies for accepting investments. Exchanges of shares will be available only in states where they may legally be made.

Automatic Investment Plan. The Funds offer an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly basis ($100 minimum per transaction). Under the Automatic Investment Plan, a shareholder’s designated bank or other financial institution debits a preauthorized amount from the shareholder’s account each month and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Automatic Investment Plan.

The Automatic Investment Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more Fund shares to be purchased during periods of lower Fund share prices and fewer Fund shares to be purchased during periods of higher Fund share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Fund shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Fund shares at a price that is lower than their purchase price.

Systematic Withdrawal Plan. The Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current NAV at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

In-Kind Payments. Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact the Funds (toll‑free) at 1‑866‑44BAIRD. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning certain tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000. You may realize a taxable gain or loss on the contributed securities at the time of the in‑kind securities payment.

Individual Retirement Accounts. The Company has a plan (the “Traditional IRA”) available for use by individuals with earned income who wish to use shares of a Fund as a funding medium for individual retirement saving. For contributions made for tax years beginning after December 31, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019 repeals the prohibition on contributions to a traditional IRA by an individual who has attained age 70 ½.

The Company also has available a Roth Individual Retirement Account (the “Roth IRA”) for retirement saving for use by individuals with earned income. For 2020, a single individual with adjusted gross income of up to $139,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $206,000), and contributions may be made even after the Roth IRA owner has attained age 70 ½, as long as the account owner has earned income.

The Company permits certain employers (including self‑employed individuals) to make contributions to employees’ Traditional IRAs if the employer establishes a Simplified Employee Pension (“SEP”) plan.

Savings Incentive Match Plan for Employees of Small Employers (Investor Class Only). The Company also has available a simplified tax‑favored retirement plan for employees of small employers (a “SIMPLE IRA Plan”). If an employer establishes a SIMPLE IRA Plan, contributions under the SIMPLE IRA Plan are made to eligible employees’ SIMPLE Individual Retirement Accounts (“SIMPLE IRAs”). Each eligible employee may choose to defer a percentage of his or her pre‑tax compensation to the employee’s SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee’s salary reduction contributions, up to a limit of 3% of the employee’s compensation. Alternatively, the employer may make an annual non‑discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2% of each employee’s compensation.

In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and net capital gains will be automatically reinvested.

The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting the Funds (toll‑free) at 1‑866‑44BAIRD. The complete plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

The Company’s Articles of Incorporation authorize the Board to issue an indefinite number of shares of common stock, $.01 par value per share, which is classified into a total of seventeen series (ten of which are listed below) (each, a “series” or “Fund”). Each series is divided into two classes designated as Investor Class shares and Institutional Class shares (each, a “Class”) and consists of the number of shares set forth next to its Fund name in the table below:

Class of Common Stock	Fund in which Stock Represents Interest	Number of Authorized Shares in Each Series

Investor Class	Ultra Short Bond Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Short‑Term Bond Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Intermediate Bond Fund	Indefinite
Institutional Class		Indefinite

Class of Common Stock	Fund in which Stock Represents Interest	Number of Authorized Shares in Each Series
Investor Class	Aggregate Bond Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Core Plus Bond Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Short‑Term Municipal Bond Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Strategic Municipal Bond Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Quality Intermediate Municipal Bond Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Core Intermediate Municipal Bond Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Municipal Bond Fund	Indefinite
Institutional Class		Indefinite

The remaining series of common stock representing currently outstanding interests in seven other investment portfolios are described in separate SAIs. One of these investment portfolios, the Baird Long-Term Credit Bond Fund, is not currently being offered for sale. The Board may classify or reclassify any particular class of shares into one or more additional series or classes. Each share of common stock of each class is entitled to one vote, and each share is entitled to participate equally in distributions of net investment income and net capital gains by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares bears its own expenses, and the Investor Class has exclusive voting rights on matters pertaining to the distribution and shareholder servicing plan (see “Distribution Plan,” below).

ADDITIONAL INFORMATION CONCERNING TAXES

Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. Please consult your tax adviser before investing.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code and to distribute its income to shareholders each year so that the Fund itself generally will be relieved of federal income and excise taxes. However, if a Fund were to fail to qualify as a regulated investment company and were unable to obtain relief from such failure: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received dividends from a regular corporation, although corporate shareholders could be eligible for the dividends‑received deduction and non‑corporate shareholders could be eligible for qualified dividend income treatment if available. This double taxation would increase the cost of investing in a Fund for shareholders and would make it more economical for shareholders to invest directly in debt obligations held by the Fund instead of investing indirectly in such debt obligations through the Fund.

The Municipal Bond Funds intend to invest substantially all of their assets in qualifying municipal debt obligations, the interest on which is generally exempt from the regular federal income tax and the federal AMT. For a Fund to pay tax-exempt distributions for any taxable year, at least 50% of the aggregate value of its assets at the close of each quarter of its taxable year must consist of municipal obligations that qualify under Section 103 of the Code. All or a portion of a tax-exempt distribution declared by the Municipal Bond Funds may consist of income attributable to certain private activity bonds which are treated as preference items and must be taken into account in calculating a non-corporate shareholder’s alternative minimum tax. Tax-exempt distributions may also be subject to state or local income taxes.

The Municipal Bond Funds are designed to provide investors with current tax‑exempt interest income. The Municipal Bond Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax‑exempt income irrespective of fluctuations in principal. Shares of the Municipal Bond Funds may not be suitable for tax‑exempt institutions, or for retirement plans qualified under Section 401 of the Code, H.R. 10 (Keogh) plans and individual retirement accounts (“IRAs”) because such plans and accounts are generally tax‑exempt or tax‑deferred and, therefore, would gain no additional benefit from the Municipal Bond Funds’ distributions being tax‑exempt, and such distributions ultimately would be taxable to the beneficiaries when distributed to them. In addition, the Municipal Bond Funds may not be an appropriate investment for entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non‑exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities, or for whom such facilities, or a part thereof, were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

The Short-Term Municipal Bond Fund is the successor to portfolio securities of a separately managed account held by an affiliate of the Advisor (the “Affiliated Account”), and the Short-Term Municipal Bond Fund has succeeded to the tax basis of the assets acquired from the Affiliated Account. As the Short-Term Municipal Bond Fund sells portfolio securities that were acquired from the Affiliated Account, any unrealized gain inherent in such securities at the time the Short-Term Municipal Bond Fund acquired such securities, along with any appreciation that occurred while such Fund held such securities, may be recognized by such Fund, and any such recognized gain will be distributed to such Fund’s shareholders and will be taxable to them for federal income tax purposes. Accordingly, you may be taxed on appreciation that occurred before you purchased shares of such Fund, including appreciation that occurred prior to such Fund’s acquisition of portfolio securities from the Affiliated Account.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to a Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and

Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Each Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares. These requirements do not apply to shares held through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax‑exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non‑covered shares”) are treated as if held in a separate account from covered shares. The Funds are not required to determine or report a shareholder’s cost basis in non‑covered shares and are not responsible for the accuracy or reliability of any information provided for non‑covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a gain or loss. If you sell, exchange or redeem covered shares of a Fund during any year, then the Fund will report the gain/loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, a Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS‑approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by a Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Capital Loss Carryovers

As of December 31, 2019, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of Expiration
Fund	Short-Term	Long-Term	Short-Term	Long-Term
Short-Term Bond Fund	$ —	$7,371,164	N/A	Indefinitely
Intermediate Bond Fund	$ —	$9,020,920	N/A	Indefinitely
Core Plus Bond Fund	$3,087,346	$31,180,080	Indefinitely	Indefinitely
Short-Term Municipal Bond Fund	$112,297	$279,295	Indefinitely	Indefinitely
Quality Intermediate Municipal Bond Fund	$4,639,427	$5,301,489	Indefinitely	Indefinitely

To the extent that a Fund realizes future capital gains, such gains will be reduced by any unused capital loss carryover as permitted by the Code which may in turn decrease the amount of taxable distributions made by the Fund. If a Fund incurs net capital losses in future taxable years, those losses will be carried forward to one or more subsequent taxable years without expiration, and the losses will retain their character as either short‑term or long‑term.

MANAGEMENT OF THE COMPANY

Under the laws of the State of Wisconsin, the business and affairs of the Company (including the Funds) are managed under the direction of the Board. The Board is responsible for acting on behalf of the shareholders.

The Company does not normally hold shareholders’ meetings except when required by the 1940 Act or the Wisconsin Business Corporation Law (WBCL). Under the 1940 Act, shareholder meetings are required to vote on director nominees, to approve an investment advisory agreement and to change fundamental investment policies. Under the Company’s By‑Laws, the Company is not required to hold an annual meeting in any year in which the 1940 Act does not require a shareholder vote to elect directors, approve the Company’s investment advisory agreement, ratify the independent auditors or approve the Company’s distribution agreement.

Board Leadership Structure

The Board is comprised of five Independent Directors – John W. Feldt, Darren R. Jackson, Cory L. Nettles, Frederick P. Stratton, Jr., and Marlyn J. Spear. Ms. Spear serves as Chair of the Board. The Board has established two standing committees – the Audit Committee and the Nominating Committee. Mr. Feldt, an Independent Director, serves as the Chair of the Audit Committee. Mr. Stratton, an Independent Director, serves as the Chair of the Nominating Committee. The Audit Committee and the Nominating Committee are each comprised entirely of Independent Directors. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Directors on the Nominating Committee select and nominate all candidates for Independent Director positions.

Each Director was appointed to serve on the Board because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Director Qualifications,” below. The Board reviews its leadership structure regularly. The Board believes that its leadership structure is appropriate and effective in light of the size of the Company, the nature of its business and industry practices.

The Board’s role is one of oversight rather than management. The Board’s committee structure assists with this oversight function. The Board’s oversight extends to the Funds’ risk management processes. Those processes are overseen by Fund officers, including the President, Treasurer, Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at Board meetings.

The Advisor reports to the Board, on a regular and as‑needed basis, on actual and possible risks affecting the Funds and the Company as a whole. The Advisor reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds.

The Board has appointed the CCO who meets quarterly in executive session with the Directors and who participates in the Board’s regular meetings. In addition, the CCO presents an annual report to the Board regarding the operation of the Funds’ compliance policies and procedures and those of the Fund’s principal service providers. The CCO, together with the other Fund officers, regularly discusses risk issues affecting the Company during Board meetings. The CCO also provides updates to the Board on the operation of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or representatives of the Advisor’s legal department report to the Board in the event any significant risk issues arise in between Board meetings.

Directors and Officers

Directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown in the following table. Each officer and Director holds the same positions with the Company and each Fund. The following table presents information about each Director of the Company.

Name, Address and Age (as of 1/1/20)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Independent Directors
John W. Feldt c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 77	Audit Committee Chair and Independent Director	Indefinite; Since September 2000	Retired; Senior Vice President ‑ Finance, University of Wisconsin Foundation (1985‑2006).	16	Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Name, Address and Age (as of 1/1/20)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Darren R. Jackson c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 55	Independent Director	Indefinite; Since November 2018	Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).	16	Director of Cree, Inc., a semiconductor company, since 2016; Director of Fastenal Company, a tool and supply distributor, (2012-2020).
Cory L. Nettles Generation Growth Capital, Inc. 411 East Wisconsin Ave Suite 1710 Milwaukee, WI 53202 Age: 49	Independent Director	Indefinite; Since January 2008	Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016).	16	Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc‑Corp, since 2013.
Marlyn J. Spear, CFA c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 66	Chair of the Board and Independent Director	Indefinite; Since January 2008	Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).	16	Management Trustee of AFL‑CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).
Frederick P. Stratton, Jr. c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 80	Nominating Committee Chair and Independent Director	Indefinite; Since May 2004	Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003.	16	Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Name, Address and Age (as of 1/1/20)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Mary Ellen Stanek 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 63	President	Re‑elected by Board annually; Since September 2000	Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000.

Name, Address and Age (as of 1/1/20)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Charles B. Groeschell 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 66	Vice President	Re‑elected by Board annually; Since January 2010	Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.
Angela M. Palmer 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 47	Chief Compliance Officer and AML Compliance Officer	Re‑elected by Board annually; Since March 2014	Chief Compliance Officer, the Advisor, since March 2014; Anti‑Money Laundering Compliance Officer since May 2015; Director, the Advisor since July 2014.
Heidi L. Schneider 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 48	Treasurer	Re-elected by Board annually; Since August 2017	Managing Director, the Advisor since December 2013.
Charles M. Weber 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 56	Secretary	Re‑elected by Board annually; Since September 2005	Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.
Peter J. Hammond 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 56	Vice President	Re‑elected by Board annually; Since August 2012	Managing Director, the Advisor, since January 2016; Senior Vice President, the Advisor (March 2012-December 2015).
Dustin J. Hutter 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 43	Assistant Treasurer	Re‑elected by Board annually; Since February 2011	Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015 - August 2017).
Andrew D. Ketter 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 45	Assistant Secretary	Re‑elected by Board annually; Since February 2011	Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Director of the Company.

John W. Feldt. Mr. Feldt has served as a Director of the Company since September 2000. Mr. Feldt has been designated as an “audit committee financial expert.” He served as an independent director of Thompson IM Funds, Inc., a mutual fund complex with three portfolios, from 1987 to 2018. He also served as an independent trustee of Nakoma Mutual Funds, a mutual fund complex with one portfolio, from March 2006 to November 2011. While employed with the University of Wisconsin Foundation, Mr. Feldt served as Senior Vice President‑Finance from 1985 to 2006, as Vice President‑Finance from 1980 to 1985 and as Associate Director from 1967 to 1980. Through his experience as a director and trustee of mutual funds and his business experience, Mr. Feldt is experienced with financial, accounting, regulatory and investment matters.

Darren R. Jackson.  Mr. Jackson has served as a Director of the Company since November 15, 2018. Mr. Jackson has been designated as an “audit committee financial expert.” Mr. Jackson served as a director and CEO of Advance Auto Parts, Inc. from 2008 to 2016. Prior to that, he served as the Executive Vice President and Chief Financial Officer of Best Buy Co., Inc. and held various senior positions with Nordstrom Full Line Department Stores, Inc. and Carson Pirie Scott & Company. Mr. Jackson began his career at KPMG LLP. Mr. Jackson has previous and current public company directorship experience and also currently serves on the boards of one private company as well as several non-profit organizations. Mr. Jackson brings significant audit, financial reporting, business and directorship experience to the Board.

Cory L. Nettles. Mr. Nettles has served as a Director of the Company since January 2008. He serves as an independent director of Weyco Group, Inc., a men’s footwear distributor, and Associated Banc‑Corp. He previously served as a director of The PrivateBank, a financial institution, from January 2007 to October 2010. Mr. Nettles has served as Managing Director of Generation Growth Capital, Inc., a private equity fund, since 2007. He was Of Counsel at Quarles & Brady LLP, a law firm, from 2005 to 2016. Mr. Nettles served as Secretary of the Wisconsin Department of Commerce from 2003 to 2005 and as a senior advisor to Baird Capital, a division of the Advisor from February 2011 to January 2012. Through his experience with investment funds and public companies, his employment experience and his legal training and practice, Mr. Nettles is experienced with financial, accounting, legal, regulatory and investment matters.

Frederick P. Stratton, Jr. Mr. Stratton has served as a Director of the Company since May 2004. Mr. Stratton has been designated as an “audit committee financial expert.” He also serves as an independent director of Weyco Group, Inc., a men’s footwear distributor. He served as an independent director of Wisconsin Energy Corporation and its subsidiaries, Wisconsin Electric Power Company and Wisconsin Gas LLC from 1987 to 2012. Mr. Stratton has served as Chairman Emeritus of Briggs & Stratton Corporation, a manufacturing company, since 2003. At Briggs & Stratton Corporation, he also served as Chairman from 2001 to 2002 and Chairman and CEO from 1986 to 2001. While at Briggs & Stratton Corporation, Mr. Stratton had management responsibilities for the company’s retirement trust assets. In addition, prior to joining Briggs & Stratton Corporation, he spent eight years as an investment analyst and was a CFA charterholder. Through his board experience with mutual funds and public companies and his business experience, Mr. Stratton is experienced with financial, accounting, regulatory and investment matters.

Marlyn J. Spear, CFA. Ms. Spear has served as a Director of the Company since January 2008. Ms. Spear has been designated as an “audit committee financial expert.” She served as Management Trustee of AFL‑CIO Housing Investment Trust, a mutual fund complex with one portfolio, from 1995 to 2018 and served as Chief Investment Officer of the Building Trades United Pension Trust Fund from 1989 to 2017. She served as Investment Officer of Northwestern Mutual Financial Network from 1988 to 1989, as Assistant Vice President of Firstar Trust Company from 1978 to 1987 and as Financial Analyst of Harco Holdings, Inc. from 1976 to 1978. Ms. Spear has earned the Chartered Financial Analyst designation. Through her experience as a director and trustee of mutual funds and her business experience, Ms. Spear is experienced with financial, accounting, regulatory and investment matters.

Board Committees

The Board has two standing committees — an Audit Committee and a Nominating Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least semi‑annually. During the fiscal year ended December 31, 2019, the Audit Committee met two times. John W. Feldt, Darren R. Jackson, Cory L. Nettles, Marlyn J. Spear and Frederick P. Stratton, Jr., all of whom are Independent Directors, comprise the Audit Committee.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as Directors of the Company and meets as often as it deems necessary. During the fiscal year ended December 31, 2019, the Nominating Committee met once. John W. Feldt, Darren R. Jackson, Cory L. Nettles, Marlyn J. Spear and Frederick P. Stratton, Jr., each of whom is an Independent Director, comprise the Nominating Committee. The Nominating Committee will consider properly qualified candidates for the Board submitted by shareholders. Shareholders who wish to recommend a Director nominee may do so by submitting the appropriate information about the candidate to the Company’s Secretary.

A Valuation Committee, which is not comprised of members of the Board, was established by the Board. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, determining the fair value of securities and other investments of the Funds when market prices are not readily available or are deemed to be inaccurate or prices are not otherwise provided by a third‑party pricing service approved by the Board or an independent dealer, after considering all relevant factors. The Valuation Committee’s fair value determinations are subsequently reported to the Board. The Valuation Committee generally meets quarterly and as necessary when a price is not readily available. During the fiscal year ended December 31, 2019, the Valuation Committee met six times with respect to the Funds.

Board Compensation

Effective January 1, 2020, each Director receives an annual fee of $125,000, plus $12,500 per Board meeting attended ($6,250 per meeting attended by telephone). In addition, each Director is reimbursed by the Company for travel and other expenses incurred in connection with attendance at such meetings. Committee members do not receive additional compensation for committee meetings attended. Officers of the Funds receive no compensation or expense reimbursement from the Company or the Advisor for serving in such capacity, except that the Advisor pays compensation to Angela M. Palmer for her services as Chief Compliance Officer of the Funds. Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses. Pursuant to the Administration Agreement discussed under “Investment Advisory and Other Services” in this SAI, the Advisor assumes and pays all compensation payable to the Directors for overseeing the Funds. For the fiscal year ended December 31, 2019, each Director received an annual fee of $100,000 plus $10,000 per in-person Board meeting attended, and the Directors received the following compensation from the Funds and other series of the Company:

Name of Director	Aggregate Compensation from Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors(2)
John W. Feldt	$0	$0	$0	$96,429
Darren R. Jackson	$0	$0	$0	$96,429
Marlyn J. Spear	$0	$0	$0	$96,429
Frederick P. Stratton, Jr.	$0	$0	$0	$96,429
Cory L. Nettles	$0	$0	$0	$96,429

(1)
During fiscal 2019, compensation received by the Directors for overseeing the Funds discussed in this SAI totaled $96,429. Pursuant to an Administration Agreement discussed under “Investment Advisory and Other Services” in this SAI, the Advisor assumes and pays all compensation payable to the Directors for overseeing the Funds.

(2)
Compensation shown in the above table for this column represents compensation paid directly by six of the other series of the Company. For fiscal 2019, compensation received by the Directors for overseeing all series of the Company, including the other funds within the Fund Complex (not discussed in this SAI), totaled $150,000 each.

Board Ownership of the Funds

As of December 31, 2019, none of the independent directors of the Funds owned securities beneficially or of record in the Advisor, Distributor or any of its affiliates. As of December 31, 2019, the Directors beneficially owned the following amounts (by dollar range) in the Fund Complex (Note: the Directors only own Institutional Class shares):

Name of Fund	John W. Feldt	Darren R. Jackson	Marlyn J. Spear	Frederick P. Stratton, Jr.	Cory L. Nettles

Ultra Short Bond Fund	None	None	Over $100,000	Over $100,000	None

Short-Term Bond Fund	None	None	Over $100,000	Over $100,000	None

Intermediate Bond Fund	None	None	None	Over $100,000	None

Aggregate Bond Fund	None	None	None	None	None

Core Plus Bond Fund	None	None	Over $100,000	None	None

Short‑Term Municipal Bond Fund	None	None	None	None	None

Strategic Municipal Bond Fund	None	None	None	None	None

Quality Intermediate Municipal Bond Fund	None	None	None	Over $100,000	None

Core Intermediate Municipal Bond Fund	Over $100,000	Over $100,000	None	None	None

Municipal Bond Fund	None	None	None	None	None

Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Director in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns, beneficially or through controlled companies, more than 25% of the voting securities of the Fund or who acknowledges the existence of control. As of April 1, 2020, Lyle J. Fitterer and Lisa M. Fitterer owned a controlling interest in the Strategic Municipal Bond Fund and Baird Financial Corporation owned a controlling interest in the Strategic Municipal Bond Fund and the Municipal Bond Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of the Fund. As of April 1, 2020, the following shareholders are known by the Funds to own of record or to beneficially own 5% or more of the outstanding shares of a class of a Fund:

Ultra Short Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Institutional	38.76%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Institutional	15.31%	Record	N/A	N/A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Investor	14.00%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Investor	9.61%	Record	N/A	N/A
Benjamin R. Thompson & Lauren E. Thompson JT TEN WROS c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	8.46%	Beneficial	N/A	N/A
John Witchel & Jessica Wood Wheeler TTEES John & Jessica Witchel-Wheeler LIV TR U/A DTD 11/26/19 c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	7.58%	Beneficial	N/A	N/A

Short-Term Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Institutional	23.28%	Record	N/A	N/A
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Institutional	8.67%	Record	N/A	N/A
UBATCO & Co P.O. Box 82535 Lincoln, NE 68501-2535	Institutional	8.45%	Record	N/A	N/A
TD Ameritrade Inc FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Institutional	7.62%	Record	N/A	N/A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Institutional	5.03%	Record	N/A	N/A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Investor	39.18%	Record	Fidelity Global Brokerage Group, Inc.	DE
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Investor	19.97%	Record	N/A	N/A
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Investor	15.83%	Record	N/A	N/A
TIAA FSB Cust/TTEE FBO Retirement Plans for Which TIAA Acts as Recordkeeper Attn Trust Operations 211 North Broadway, Suite 1000 St. Louis, MP 63102-2748	Investor	5.43%	Record	N/A	N/A

Intermediate Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Institutional	25.01%	Record	Fidelity Global Brokerage Group, Inc.	DE
MITRA & Co FBO 98 C/O BMO Harris Bank NA 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	Institutional	11.64%	Record	N/A	N/A
Saxon & Co P.O. Box 94597 Cleveland, OH 44101-4597	Institutional	8.17%	Record	N/A	N/A
Keybank NA P.O. Box 94871 Cleveland, OH 44101-4871	Institutional	7.51%	Record	N/A	N/A
Attn Mutual Fund Administrator c/o Johnson Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Institutional	5.89%	Record	N/A	N/A
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Institutional	6.15%	Record	N/A	N/A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Investor	53.35%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Investor	24.96%	Record	N/A	N/A

Aggregate Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Institutional	32.98%	Record	Fidelity Global Brokerage Group, Inc.	DE

Aggregate Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Institutional	15.26%	Record	N/A	N/A
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Institutional	7.88%	Record	N/A	N/A
Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	Institutional	6.38%	Record	N/A	N/A
SEI Private Trust Company c/o Regions 1 Freedom Valley Drive Oaks, PA 19456-9989	Institutional	5.09%	Record	N/A	N/A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Investor	40.60%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Investor	13.27%	Record	N/A	N/A
Fascore LLC Cnty Comm Corp Brd of Dir Trustee FBO Cnty Comm Assoc of Ohio DCP c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	12.85%	Beneficial	N/A	N/A
Raymond James Omnibus for Mutual Funds House Account Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	Investor	5.93%	Record	N/A	N/A

Core Plus Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Institutional	26.86%	Record	The Charles Schwab Corporation	DE

Core Plus Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Institutional	23.00%	Record	N/A	N/A
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Institutional	10.54%	Record	N/A	N/A
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Investor	61.23%	Record	The Charles Schwab Corporation	DE
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Investor	26.56%	Record	Fidelity Global Brokerage Group, Inc.	DE

Short Term Municipal Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Institutional	21.55%	Record	N/A	N/A
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Institutional	19.82%	Record	N/A	N/A
Raymond James Omnibus for Mutuals Funds House Acct Firm 92500015 Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	Institutional	19.49%	Record	N/A	N/A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Institutional	12.09%	Record	N/A	N/A
Band & Co C/O U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	Institutional	7.31%	Record	N/A	N/A
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Institutional	6.15%	Record	N/A	N/A

Short Term Municipal Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
David L. Hatcher & Claudia J. Hatcher c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	66.07%	Beneficial	N/A	N/A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Investor	8.39%	Record	N/A	N/A
Douglas Johnson & Christin C. Johnson JT TEN WROS c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	6.55%	Beneficial	N/A	N/A

Strategic Municipal Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Lyle J. Fitterer & Lisa M. Fitterer TOD JT WROS Per Beneficiary Designation U/A DTD 08/21/19 c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	29.91%	Beneficial	N/A	N/A
Baird Financial Corporation Attn Terry Maxwell 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	37.16%	Beneficial	N/A	N/A
Jay E. Schwister c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	13.38%	Beneficial	N/A	N/A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Institutional	11.36%	Record	N/A	N/A

Strategic Municipal Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Gregory W. Hayne TTEE Gregory W. Hayne Trust U/A DTD 05/30/13 c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	51.62%	Beneficial	N/A	N/A
Duane A. McAllister & Constance L.McAllister TTEES McAllister Revocable Trust U/A DTD 12/28/06 c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	43.38%	Beneficial	N/A	N/A

Quality Intermediate Municipal Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Institutional	25.44%	Record	Fidelity Global Brokerage Group, Inc.	DE
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	Institutional	18.84%	Record	N/A	N/A
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Institutional	17.63%	Record	The Charles Schwab Corporation	DE
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Investor	37.55%	Record	The Charles Schwab Corporation	DE
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Investor	24.16%	Record	N/A	N/A
David L. Hatcher & Claudia J. Hatcher c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	12.61%	Beneficial	N/A	N/A

Core Intermediate Municipal Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Institutional	32.14%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Institutional	23.61%	Record	N/A	N/A
Attn: Mutual Fund Administrator c/o Johnson Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Institutional	9.20%	Record	N/A	N/A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Investor	59.11%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co., Inc. For the Sole Benefit of its Customers 211 Main Street San Francisco, CA 94105-1905	Investor	7.97%	Record	The Charles Schwab Corporation	DE
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Investor	6.16%	Record	N/A	N/A

Municipal Bond Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Baird Financial Corporation Attn: Terry Maxwell 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	44.97%	Beneficial	N/A	N/A
Lyle J. Fitterer & Lisa M. Fitterer TOD JT WROS U/A DTD 08/21/19 c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	22.56%	Beneficial	N/A	N/A
Jay E. Schwister c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	15.35%	Beneficial	N/A	N/A

Municipal Bond Fund
Duane A. McAllister & Constance L. McAllister TTEES McAllister Revocable Trust c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	6.73%	Beneficial	N/A	N/A
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 17310-1995	Institutional	6.43%	Record	N/A	N/A
Duane A. McAllister & Constance L. McAllister TTEES McAllister Revocable Trust c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	100.00%	Beneficial	N/A	N/A

As of April 1, 2020, the officers and Directors of the Company beneficially owned (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934, as amended) less than 1% of the outstanding Investor Class shares of each Fund, less than 1% of the outstanding Institutional Class shares of the Ultra Short Bond Fund, Short-Term Bond Fund, Intermediate Bond Fund, Aggregate Bond Fund, Core Plus Bond Fund, Short-Term Municipal Bond Fund, Quality Intermediate Municipal Bond Fund and Core Intermediate Municipal Bond Fund and owned 3.40% and 3.25% of the outstanding Institutional Class shares of the Strategic Municipal Bond Fund and Municipal Bond Fund, respectively.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

Debt obligations purchased and sold by the Funds are generally traded in the over‑the‑counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of debt obligations purchased from underwriters includes an underwriting commission or concession, and the prices at which debt obligations are purchased from and sold to dealers include a dealer’s mark‑up or mark‑down.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio debt obligations directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund’s interests. The Funds may also participate in exchange offers directly with the issuers of securities pursuant to which a Fund will receive new securities and, if applicable, additional compensation in exchange for eligible securities held by the Funds.  For example, the Funds may participate in exchange offers sponsored by Freddie Mac with respect to mortgage-backed securities held by the Funds.  Issuer exchange offers may be subject to risks of settlement delays and counterparty risks, among other risks applicable to the particular security being acquired.

Equity securities are generally bought and sold in brokerage transactions placed on U.S. stock exchanges or in the over‑the‑counter market in exchange for negotiated brokerage commissions. Accordingly, the cost of transactions may vary among different brokers. With respect to over‑the‑counter transactions, the Advisor will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

The investment advisory agreement between the Company and the Advisor provides that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will seek to obtain the most favorable prices and at reasonable commission rates. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Agreement authorizes the Advisor to cause the Funds to pay commissions for brokerage and research services, a practice commonly referred to as “soft dollars.” The Advisor has adopted a soft dollar policy requiring it to undertake a three‑step analysis to determine whether a research product or service falls within the Section 28(e) safe harbor. First, the Advisor must determine whether the product or service constitutes eligible research services under Section 28(e). Second, the Advisor must determine whether the product or service actually provides lawful and appropriate assistance in the performance of the Advisor’s investment decision‑making responsibilities. Third, the Advisor must make a good faith determination that the amount of the commissions paid by the Funds and other clients of the Advisor is reasonable in light of the value of the research and brokerage products and services provided by the broker‑dealer effecting the transaction.

The types of research services that generally are considered eligible under Section 28(e) and that provide lawful and appropriate assistance to the Advisor in performing its investment decision‑making responsibilities may consist of advice, either directly or through publications or writings, as to the value of securities or the advisability of purchasing or selling securities; or analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, as well as political factors and other topics related to securities and financial markets. Typical items that qualify as eligible research include: research reports analyzing the historical or prospective performance of a particular company or stock; discussions with research analysts regarding the advisability of investing in securities; meetings with corporate executives arranged by a broker‑dealer to obtain oral reports on the performance of a company; seminars and conferences to the extent they provide substantive content relating to issuers, industries or securities; portfolio analysis software, financial, trade, industry and investment‑related publications marketed to a narrow audience; and market, economic, political, company‑specific and other data providing substantive content. The research services may be proprietary research offered by the broker or dealer executing a trade or research offered by third parties through the executing broker or dealer. The Advisor does not currently use soft dollars for the Funds. There are no directed brokerage arrangements involving the use of commissions for the Funds in exchange for research services. In considering dealers through which the Advisor will buy or sell fixed income securities for the Funds, the Advisor will select the dealers that provide the best price and execution. However, the Advisor may place a trade for a fixed income debt obligation with a dealer that provides research services to the Advisor so long as the price to be paid by the dealer is not worse than prices provided by other dealers for the same debt obligation.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to it by the Funds. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. Research services furnished by firms through which a Fund effects its securities transactions may be used by the

Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account(s).

Brokerage may not be allocated based on the sale of Fund shares. The Board, including a majority of the Independent Directors, has adopted policies and procedures designed to ensure that the selection of brokers is not influenced by considerations about the sale of Fund shares.

Portfolio debt obligations will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, or an affiliated person of the Advisor (as such term is defined in the 1940 Act), acting as principal. However, pursuant to SEC rules, the Funds may engage the Advisor or an affiliate of the Advisor to act as broker in connection with purchases or sales of portfolio securities effected on an agency basis. To date, the Funds have not done so. The Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person is a member, except to the extent permitted by the SEC. The Funds may purchase securities through underwritings in which U.S. Bank N.A. or an affiliate is a participant in accordance with the Funds’ affiliated underwriting procedures, which generally require that the participating U.S. Bank affiliate be carved out from any compensation related to an affiliated Fund participation in the offering.

The Advisor manages numerous accounts in addition to the Funds and many of those accounts hold and invest in the same securities as the Funds. The Advisor allocates investment opportunities across the Funds and its other similarly managed accounts so that all such accounts receive fair and equitable treatment over time. In making investment allocations, the Advisor considers the clients’ investment goals and restrictions, uninvested cash, sector and issuer diversification, anticipated cash flows, risk tolerances, portfolio size and other relevant factors.

The Advisor will, when appropriate, aggregate purchases or sales of securities and allocate such trades among multiple client accounts, including the Funds. The Advisor will aggregate orders when it believes it will be advantageous to do so, such as the possibility of obtaining more favorable execution and prices. However, in some instances, bunching an order for a Fund with orders for other client accounts may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund because the Fund’s order is being shared with other accounts. Aggregated orders that can only be partially filled will typically be allocated based on the needs of the clients participating in the aggregated order. Each account participating in an aggregated order will receive the same execution price. The Advisor may conduct a series of transactions in debt obligations with similar characteristics to meet the needs of clients not receiving an allocation in a block transaction.

For the fiscal periods ended December 31, 2019, 2018 and 2017, excluding undisclosed dealer commissions or mark‑up/downs, the Funds did not pay any brokerage commissions. If such undisclosed dealer commissions or mark‑up/downs were included, the Funds’ brokerage commissions would be higher.

Unless otherwise noted below, during the fiscal year ended December 31, 2019, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b‑1 under the 1940 Act):

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 12/31/19)*

Ultra Short Bond Fund	Citigroup	$18,726,043
	Nomura Trust & Banking Co., Ltd	3,023,223
	Barclay Investments Ltd.	10,517,938
	JP Morgan	3,011,535
	Morgan Stanley	10,539,082
	HSBC Investment Bank PLC	10,093,282
	Goldman Sachs & Co.	6,393,957
	Wells Fargo & Co.	12,197,763
	Mitsubishi Bank & Trust	6,007,210
	Mizuho Trust & Banking Co.	1,521,045

Short‑Term Bond Fund	Morgan Stanley	59,802,334
	JP Morgan	75,577,490
	Barclay Investments Ltd.	32,974,320
	Goldman Sachs & Co.	40,106,275
	Citigroup	13,570,700
	Credit Suisse	31,736,957
	HSBC Investment Bank PLC	39,236,215
	Wells Fargo & Co.	58,757,941
	Deutsche Bank Trust Co.	33,554,911
	Mitsubishi Bank & Trust	33,513,041

Intermediate Bond Fund	Nomura Trust & Banking Co., Ltd.	$1,007,741
	Citigroup	56,974,299
	Goldman Sachs & Co.	21,632,832
	JP Morgan	24,405,193
	Morgan Stanley	44,006,095
	Barclay Investments Ltd.	17,554,122
	Credit Suisse	21,702,186
	HSBC Investment Bank PLC	17,416,460
	Wells Fargo & Co.	77,926,545
	Deutsche Bank Trust Co.	16,942,123

Aggregate Bond Fund	Nomura Trust & Banking Co., Ltd.	$1,679,904
	Goldman Sachs & Co.	109,167,130
	JP Morgan	178,231,646
	Merrill Lynch	16,637,400
	Citigroup	218,383,535

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 12/31/19)*
	Deutsche Bank Trust Co.	90,681,548
	Morgan Stanley	192,986,184
	Barclay Investments Ltd.	102,736,803
	Wells Fargo & Co.	293,525,370
	Credit Suisse	90,681,548

Core Plus Bond Fund	Nomura Trust & Banking Co., Ltd.	$3,073,610
	Goldman Sachs & Co.	108,828,371
	Merrill Lynch	5,647,234
	JP Morgan	320,565,438
	Citigroup	263,361,729
	Morgan Stanley	316,851,859
	Wells Fargo & Co.	93,988,945
	Credit Suisse	102,967,923
	Barclay Investments Ltd.	92,793,762
	Deutsche Bank Trust Co.	157,714,529

*All of the securities represent corporate debt obligations of the regular broker-dealer or its affiliate.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Services

Pursuant to an Investment Advisory Agreement, as amended (the “Advisory Agreement”), Robert W. Baird & Co. Incorporated (“Baird”), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, furnishes continuous investment advisory services and management to the Funds. The Advisor is an investment advisory and brokerage firm formed in the State of Wisconsin on December 29, 1919.

Baird is owned indirectly by its employees through several holding companies. Baird is owned directly by Baird Financial Corporation (“BFC”). BFC is, in turn, owned by Baird Holding Company (“BHC”). BHC is owned by Baird Financial Group, Inc. (“BFG”), which is the ultimate parent company of Baird. Employees of Baird own substantially all of the outstanding stock of BFG.

The Advisory Agreement will continue in effect year-to-year, subject to the annual approval by (a) a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the full Board or by the Fund’s shareholders. The Advisory Agreement with respect to each Fund was most recently approved by the Independent Directors on August 21, 2019. The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party if certain conditions are met, without penalty, on a 60‑day notice. Under the terms of the Advisory Agreement, the Advisor supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Board. The Advisor has agreed to pay all expenses incurred by it in connection with its advisory activities. These expenses do not include the cost of securities and other investments purchased or sold for a Fund and do not include brokerage commissions and any other transaction charges. Brokerage commissions and other transaction charges are included in the cost basis of the securities and other investments.

As compensation for its advisory services, the Funds pay to the Advisor a monthly management fee at the annual rate of 0.25% of the average daily NAV of the applicable Fund. The Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of the average daily net assets for the Ultra Short Bond Fund until April 30, 2021. The agreement may only be terminated prior to the end of this term by or with the consent of the Board of Directors. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Fund. For the fiscal years ended December 31, 2019, 2018 and 2017, the Funds paid the following management fees to the Advisor under the Advisory Agreement:

Fiscal Period Ended	Management Fee	Waiver	Management Fee after Waiver

Ultra Short Bond Fund
December 31, 2019	$3,627,516	$(2,176,510)	$1,451,006
December 31, 2018	$1,714,780	$(1,028,868)	$685,912
December 31, 2017	$1,376,644	$(825,986)	$550,658

Short-Term Bond
December 31, 2019	$16,144,852	$0	$16,144,852
December 31, 2018	$14,237,543	$0	$14,237,543
December 31, 2017	$12,093,873	$0	$12,093,873

Intermediate Bond Fund
December 31, 2019	$10,078,193	$0	$10,078,193
December 31, 2018	$8,122,715	$0	$8,122,715
December 31, 2017	$6,602,742	$0	$6,602,742

Aggregate Bond Fund
December 31, 2019	$50,147,018	$0	$50,147,018
December 31, 2018	$38,442,384	$0	$38,442,384
December 31, 2017	$31,858,565	$0	$31,858,565

Core Plus Bond Fund
December 31, 2019	$52,195,283	$0	$52,195,283
December 31, 2018	$43,649,899	$0	$43,649,899
December 31, 2017	$36,293,095	$0	$36,293,095

Short‑Term Municipal Bond Fund
December 31, 2019	$1,507,506	$0	$1,507,506
December 31, 2018	$584,901	$0	$584,901
December 31, 2017	$206,238	$0	$206,238

Strategic Municipal Bond Fund
December 31, 2019(1)	$3,495	$0	$3,495

Fiscal Period Ended	Management Fee	Waiver	Management Fee after Waiver
Quality Intermediate Municipal Bond Fund
December 31, 2019	$3,060,281	$0	$3,060,281
December 31, 2018	$2,859,227	$0	$2,859,227
December 31, 2017	$2,686,938	$0	$2,686,938

Core Intermediate Municipal Bond Fund
December 31, 2019	$1,124,156	$0	$1,124,156
December 31, 2018	$713,344	$0	$713,344
December 31, 2017	$381,317	$0	$381,317

Municipal Bond Fund
December 31, 2019(1)	$2,173	$0	$2,173

(1)	For the period from the close of business on November 15, 2019 (inception date) through December 31, 2019.

In addition to the Advisory Agreement, the Company, on behalf of the Funds, has entered into an Administration Agreement (the “Administration Agreement”) with the Advisor. Under the Administration Agreement, the Advisor renders administrative and supervisory services to the applicable Fund. The Advisor oversees the maintenance of all books and records with respect to the Fund’s securities transactions. The Advisor also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a‑1 under the 1940 Act. The Advisor is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Company has retained U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) to perform administrative services to the Funds. The Advisor is responsible for paying all fees and expenses of Fund Services. Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund, excluding management fees, borrowing costs, commissions and other costs directly related to portfolio securities transactions, interest expense and fees and expenses incurred with respect to investments in other investment companies (to the extent such expenses, in the aggregate, do not exceed 0.0049% of a Fund’s net assets) and extraordinary or non‑recurring expenses. Each Fund also pays expenses which it is authorized to pay pursuant to Rule 12b‑1 under the 1940 Act.

Pursuant to the Administration Agreement, the Advisor receives a fee that is paid monthly at an annual rate of 0.05% of the applicable Fund’s average daily net assets. For the fiscal periods ended December 31, 2019, 2018 and 2017, the Funds paid the following administration fees to the Advisor under the Administration Agreement:

Administration Fees Paid During Fiscal Periods Ended December 31,
	2019		2018	2017
Ultra Short Bond Fund	$725,503		$342,956	$275,329
Short‑Term Bond	$3,228,970		$2,847,509	$2,418,774
Intermediate Bond Fund	$2,015,638		$1,624,543	$1,320,548
Aggregate Bond Fund	$10,029,404		$7,688,477	$6,371,713
Core Plus Bond Fund	$10,439,056		$8,729,980	$7,258,619
Short‑Term Municipal Bond Fund	$301,501		$116,980	$41,247
Strategic Municipal Bond Fund	$699	(1)	N/A	N/A

Administration Fees Paid During Fiscal Periods Ended December 31,
Quality Intermediate Municipal Bond Fund	$612,056		$571,845	$537,388
Core Intermediate Municipal Bond Fund	$224,831		$142,669	$76,263
Municipal Bond Fund	$435	(1)	N/A	N/A

(1)	For the period from the close of business on November 15, 2019 (inception date) through December 31, 2019.

The Advisor may act as an investment advisor and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients in addition to the Funds.

Proxy Voting Policies

The Funds generally do not vote proxies because they invest in bonds and other fixed income debt obligations which are not entitled to vote. In the event a Fund invests in voting securities, the Board has adopted proxy voting policies and procedures that delegate the authority to vote proxies to the Advisor, subject to the supervision of the Board. The Board has authorized the Advisor to retain a third party proxy voting service, such as Institutional Shareholder Services, Inc. (“ISS”), to provide recommendations on proxy votes. The Board has approved the proxy voting policies and procedures of the Advisor for the Funds it manages. The Board monitors the implementation of these policies and procedures to ensure that the Advisor’s voting decisions:

•	are consistent with the Advisor’s fiduciary duty to the Funds and their shareholders;

•	seek to maximize shareholder return and the value of Fund investments;

•	promote sound corporate governance; and

•	are consistent with each Fund’s investment objective and policies.

Each Fund’s proxy voting record for the most recent 12‑month period ended June 30, if applicable, is available without charge, either upon request, by calling toll free, 1‑866‑44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com, or both; and by accessing the SEC’s website at http://www.sec.gov.

Proxy Voting Policies – Advisor. The Advisor’s proxy voting policies and procedures provide that the Advisor will typically vote proxies in accordance with the recommendations made by the independent proxy voting service, and in the best interest of clients and Fund shareholders. However, because the independent proxy voting service’s guidelines are not exhaustive, do not address all potential voting issues and do not necessarily correspond with the opinions of the portfolio managers, there may be instances where the Advisor may not vote strictly according to the ISS’ guidelines. In such a case, the Advisor submits the matter to its proxy voting committee.

In situations where there is a potential conflict of interest and the independent proxy voting service does not provide a recommendation or there is a proxy challenge, Baird’s Proxy Voting Sub-Committee will determine the nature and materiality of the conflict.

•
If the conflict is determined to not be material, the Sub-Committee will vote the proxy in a manner the Sub-Committee believes is in the best interests of the client and without consideration of any benefit to Baird or its affiliates.

•	If the potential conflict is determined to be material, Baird’s Proxy Voting Sub-Committee will take one of the following steps to address the potential conflict:

(1)	cast the vote in accordance with the recommendations of an independent third party, such as ISS;

(2)	refer the proxy to the client or to a fiduciary of the client for voting purposes;

(3)	suggest that the client engage another party to determine how the proxy should be voted;

(4)	if the matter is not addressed by the independent proxy voting service, vote in accordance with management’s recommendation; or

(5)	abstain from voting.

Code of Ethics

The Company, the Advisor and the Distributor have adopted a joint written Code of Ethics under Rule 17j‑1 of the 1940 Act. The Code of Ethics governs the personal securities transactions of directors, officers and employees who may have access to current trading information of the Funds. The Code of Ethics permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Code of Ethics includes pre‑clearance, reporting and other procedures to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Funds.

The Code of Ethics also includes confidentiality and fiduciary provisions applicable to Directors and officers of the Company. From time to time, Directors of the Company may serve on the board of directors of public companies in which the Funds invest. The Code of Ethics provides that Directors are required to notify the Funds’ CCO before they accept a directorship of a public company, and Directors are required to refrain from discussing such company or sharing any non-public information learned in the Director’s capacity as a director of another company with any personnel of the Company.

Administration

Pursuant to an Administration Agreement between Fund Services and the Advisor, Fund Services provides administrative personnel and services (including blue‑sky services) to the Company and the Funds. Administrative services include, but are not limited to, providing equipment, telephone facilities, various personnel, including clerical and supervisory, and computers as is necessary or beneficial to provide compliance services to the Funds and the Company. All fees and expenses due to Fund Services under the Administration Agreement are paid by the Advisor, not the Funds.

Custodian

U.S. Bank, 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the Funds’ assets. From time to time, U.S. Bank may be considered an “affiliated person” of the Company for purposes of the 1940 Act as a result of certain of U.S. Bank’s fiduciary accounts for which it has investment authority and/or voting authority collectively acquiring 5% or more of the shares of one or more series of the Company. Under the Custody Agreement between U.S. Bank and the Funds (the “Custody Agreement”), U.S. Bank has agreed to (i) maintain separate accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of a Fund’s portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Company concerning the Funds’ operations. U.S. Bank may, at its own expense, open and maintain a custody account or accounts on behalf of the Funds with other banks or trust companies, provided that U.S. Bank shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. U.S. Bank and Fund Services are affiliates. U.S. Bank and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest. All fees and expenses due to U.S. Bank under the Custody Agreement are paid by the Advisor, not the Funds.

Transfer Agent

U.S. Bancorp Fund Services, LLC (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement (the “Transfer Agent Servicing Agreement”). As transfer and dividend disbursing agent, Fund Services has agreed to (i) issue and redeem shares of the Funds; (ii) make dividend payments and other distributions to shareholders of the Funds; (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Funds. All fees and expenses due to Fund Services under the Transfer Agent Servicing Agreement are paid by the Advisor, not the Funds.

Fund Accounting

In addition, the Funds have entered into a Fund Accounting Servicing Agreement (the “Accounting Agreement”) with Fund Services pursuant to which Fund Services has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For the fiscal periods ended December 31, 2019, 2018 and 2017, Fund Services did not receive any fees from the Funds under the Accounting Agreement because Fund Services was paid for its services by the Advisor pursuant to the Administration Agreement between Fund Services and the Advisor, as described under “Fund Administration,” above.

Financial Intermediaries

From time to time, the Advisor or Distributor pay, directly or indirectly, amounts to financial intermediaries that provide transfer‑agent type and/or other administrative services relating to the Funds to their customers or other persons who beneficially own interests in the Funds, such as participants in 401(k) plans. These services may include, among other things, sub‑accounting services, transfer agent‑type services, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications regarding the Funds, and related services as the Funds or the intermediaries’ customers or such other persons may reasonably request.

PORTFOLIO MANAGERS

Other Accounts Managed by the Portfolio Managers of the Funds

As described in the Prospectus under “The Investment Management Team,” Mary Ellen Stanek, Charles B. Groeschell, Warren D. Pierson, M. Sharon deGuzman, Daniel A. Tranchita, Meghan H. Dean, Jeffrey L. Schrom and Jay E. Schwister are jointly responsible for the day‑to‑day management of the Ultra Short Bond Fund, Short‑Term Bond Fund, Intermediate Bond Fund, Aggregate Bond Fund and Core Plus Bond Fund. Duane A. McAllister, Erik R. Schleicher, Lyle J. Fitterer and Joseph J. Czechowicz are jointly responsible for the day‑to‑day management of the Short‑Term Municipal Bond Fund, Strategic Municipal Bond Fund, Core Intermediate Municipal Bond Fund and Municipal Bond Fund. Duane A. McAllister, Erik R. Schleicher, Joseph J. Czechowicz, Warren D. Pierson, Lyle J. Fitterer and M. Sharon deGuzman are jointly responsible for the day‑to‑day management of the Quality Intermediate Municipal Bond Fund. Each Portfolio Manager is jointly responsible for the day‑to‑day management of the other accounts set forth in the following table.

The following provides information regarding other accounts managed by the portfolio managers as of December 31, 2019.

Other Accounts Managed by the Portfolio Managers

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

Mary Ellen Stanek
Other Registered Investment Companies	3	$3,259	0	$0
Other Pooled Investment Vehicles	1	$783.9	0	$0
Other Accounts	139	$20,959	1	$1,289

Charles B. Groeschell
Other Registered Investment Companies	3	$3,259	0	$0
Other Pooled Investment Vehicles	1	$783.9	0	$0
Other Accounts	139	$20,959	1	$1,289

Warren D. Pierson
Other Registered Investment Companies	3	$3,259	0	$0
Other Pooled Investment Vehicles	1	$783.9	0	$0
Other Accounts	139	$20,959	1	$1,289

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Daniel A. Tranchita
Other Registered Investment Companies	3	$3,259	0	$0
Other Pooled Investment Vehicles	1	$783.9	0	$0
Other Accounts	139	$20,959	1	$1,289

M. Sharon deGuzman
Other Registered Investment Companies	3	$3,259	0	$0
Other Pooled Investment Vehicles	1	$783.9	0	$0
Other Accounts	139	$20,959	1	$1,289

Lyle J. Fitterer
Other Registered Investment Companies	3	$3,259	0	$0
Other Pooled Investment Vehicles	1	$783.9	0	$0
Other Accounts	139	$20,959	1	$1,289

Duane A. McAllister
Other Registered Investment Companies	3	$3,259	0	$0
Other Pooled Investment Vehicles	1	$783.9	0	$0
Other Accounts	139	$20,959	1	$1,289

Erik R. Schleicher
Other Registered Investment Companies	3	$3,259	0	$0
Other Pooled Investment Vehicles	1	$783.9	0	$0
Other Accounts	139	$20,959	1	$1,289

Joseph J. Czechowicz
Other Registered Investment Companies	3	$3,259	0	$0
Other Pooled Investment Vehicles	1	$783.9	0	$0
Other Accounts	139	$20,959	1	$1,289

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Meghan H. Dean
Other Registered Investment Companies	3	$3,259	0	$0
Other Pooled Investment Vehicles	1	$783.9	0	$0
Other Accounts	139	$20,959	1	$1,289

Jeffrey L. Schrom
Other Registered Investment Companies	3	$3,259	0	$0
Other Pooled Investment Vehicles	1	$783.9	0	$0
Other Accounts	139	$20,959	1	$1,289

Jay E. Schwister
Other Registered Investment Companies	3	$3,259	0	$0
Other Pooled Investment Vehicles	1	$783.9	0	$0
Other Accounts	139	$20,959	1	$1,289

The Advisor and its individual portfolio managers advise multiple accounts for numerous clients. In addition to the Funds, these accounts may include other mutual funds managed on a subadvisory basis, separate accounts, collective trusts, and a portion of a state 529 education savings plan portfolio. The Advisor manages potential conflicts of interest between a Fund and other types of accounts through trade allocation policies and oversight by the Advisor’s investment management departments and compliance department. Allocation policies are designed to address potential conflicts of interest in situations where two or more Funds and/or other accounts participate in investment transactions involving the same securities.

Compensation of Portfolio Managers

The Advisor compensates portfolio managers with a base salary and an annual incentive bonus (including a minimum guaranteed bonus based on the base salary). A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager’s bonus is determined primarily by pre‑tax investment performance of the accounts, including the Funds, and the revenues and overall profitability of the Advisor and in certain cases, the revenues from and relation of accounts managed by a particular portfolio manager. A Fund’s performance is measured relative to the performance of the benchmark index listed in the Funds’ prospectus and is measured on a one‑three‑five‑year basis (or such shorter time as the portfolio manager has managed a Fund), as applicable, with greater weight given to long‑term performance. Portfolio managers may own and may be offered an opportunity to purchase or sell common stock in the Advisor, BHC, BFC, or BFG. Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private securities offerings sponsored by the Advisor.

Ownership of Fund Shares by Portfolio Managers

As of December 31, 2019, the portfolio managers beneficially owned the following amounts (by dollar range) in the Funds:

Portfolio Manager	Dollar Range of Equity Securities in the:

Ultra Short Bond Fund
Mary Ellen Stanek	Over $1,000,000
Charles B. Groeschell	$100,001 - $500,000
Warren D. Pierson	$10,001 - $50,000
Daniel A. Tranchita	$100,001 - $500,000
M. Sharon deGuzman	$100,001 - $500,000
Meghan H. Dean	$100,001 - $500,000
Jeffery L. Schrom	$500,001 - $1,000,000
Jay E. Schwister	$100,001 - $500,000

Portfolio Manager	Dollar Range of Equity Securities in the:

Short Term Bond Fund
Mary Ellen Stanek	Over $1,000,000
Charles B. Groeschell	$100,001 - $500,000
Warren D. Pierson	Over $1,000,000
Daniel A. Tranchita	$500,001 - $1,000,000
M. Sharon deGuzman	$100,001 - $500,000
Meghan H. Dean	$100,001 - $500,000
Jeffery L. Schrom	$100,001 - $500,000
Jay E. Schwister	Over $1,000,000

Portfolio Manager	Dollar Range of Equity Securities in the:

Intermediate Bond Fund
Mary Ellen Stanek	Over $1,000,000
Charles B. Groeschell	$100,001 - $500,000
Warren D. Pierson	$100,001 - $500,000
Daniel A. Tranchita	$10,001 - $50,000
M. Sharon deGuzman	$50,001 - $100,000
Meghan H. Dean	$100,001 - $500,000
Jeffery L. Schrom	$100,001 - $500,000
Jay E. Schwister	$100,001 - $500,000

Portfolio Manager	Dollar Range of Equity Securities in the:

Aggregate Bond Fund
Mary Ellen Stanek	Over $1,000,000
Charles B. Groeschell	$100,001 - $500,000
Warren D. Pierson	Over $1,000,000

Portfolio Manager	Dollar Range of Equity Securities in the:

Aggregate Bond Fund
Daniel A. Tranchita	$50,001 - $100,000
M. Sharon deGuzman	$100,001 - $500,000
Meghan H. Dean	$100,001 - $500,000
Jeffery L. Schrom	$100,001 - $500,000
Jay E. Schwister	Over $1,000,000

Portfolio Manager	Dollar Range of Equity Securities in the:

Core Plus Bond Fund
Mary Ellen Stanek	Over $1,000,000
Charles B. Groeschell	$100,001 - $500,000
Warren D. Pierson	$1 - $10,000
Daniel A. Tranchita	$10,001 - $50,000
M. Sharon deGuzman	$100,001 - $500,000
Meghan H. Dean	$100,001 - $500,000
Jeffery L. Schrom	$100,001 - $500,000
Jay E. Schwister	Over $1,000,000

Portfolio Manager	Dollar Range of Equity Securities in the:

Short Term Municipal Bond Fund
Duane A. McAllister	$500,001 - $1,000,000
Lyle J. Fitterer	$500,001 - $1,000,000
Erik R. Schleicher	$10,001 - $50,000
Joseph J. Czechowicz	$100,001 - $500,000

Portfolio Manager	Dollar Range of Equity Securities in the:

Strategic Municipal Bond Fund
Lyle J. Fitterer	Over $1,000,000
Duane A. McAllister	$500,001 - $1,000,000
Erik R. Schleicher	$10,001 - $50,000
Joseph J. Czechowicz	$10,001 - $50,000

Portfolio Manager	Dollar Range of Equity Securities in the:

Quality Intermediate Municipal Bond Fund
Duane A. McAllister	$500,001 - $1,000,000
Lyle J. Fitterer	$100,001 - $500,000
Erik R. Schleicher	None
Joseph J. Czechowicz	None
Warren D. Pierson	$50,001 - $100,000
M. Sharon deGuzman	None

Portfolio Manager	Dollar Range of Equity Securities in the:

Core Intermediate Municipal Bond Fund
Duane A. McAllister	$500,001 - $1,000,000
Lyle J. Fitterer	$500,001 - $1,000,000
Erik R. Schleicher	$10,001 - $50,000
Joseph J. Czechowicz	$100,001 - $500,000

Portfolio Manager	Dollar Range of Equity Securities in the:

Municipal Bond Fund
Lyle J. Fitterer	Over $1,000,000
Duane A. McAllister	$500,001 - $1,000,000
Erik R. Schleicher	None
Joseph J. Czechowicz	$10,001 - $50,000

DISTRIBUTOR

Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, also serves as the principal distributor for shares of the Funds pursuant to a Distribution Agreement with the Company dated September 26, 2000, as amended (the “Distribution Agreement”). The Distributor is registered as a broker‑dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Funds’ shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares. As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of the Rule 12b‑1 fees payable under the Distribution and Shareholder Servicing Plan, discussed below.

During each of the fiscal years ended December 31, 2019, 2018 and 2017, the Distributor did not receive any net underwriting discounts or commissions on the sale of Fund shares, any compensation on the redemptions or repurchases of Fund shares, or any brokerage commissions from the Funds. The Distributor retained a portion of the Rule 12b‑1 fees, as described below.

DISTRIBUTION PLAN

The Board, including a majority of the Independent Directors, adopted a Distribution and Shareholder Servicing Plan (the “Plan”) for the Investor Class shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by a Fund in connection with the distribution of Investor Class shares at an annual rate of 0.25% of the Fund’s average daily NAV attributable to the Investor Class. Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of Investor Class shares of the Fund, as determined by the Board. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; and production and dissemination of prospectuses and sales and marketing materials. To the extent any activity is one which a Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. The Plan is a “compensation plan” which means that payments under the Plan are based upon a percentage of average daily net assets attributable to the Investor Class regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases the Investor Class’ expenses from what they would otherwise be. A Fund may engage in joint distribution activities with other Baird Funds and to the extent the expenses are not allocated to a specific Baird Fund, expenses will be allocated based on the Fund’s net assets.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, and that the Plan may be continued from year‑to‑year only if the Board, including a majority of the Independent Directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Amounts Expensed Under the Plan

For the fiscal year ended December 31, 2019, the following amounts were paid by the Funds pursuant to the Plan:

Fund	12b‑1 Payments Paid
Ultra Short Bond Fund	$64,320
Short‑Term Bond Fund	$433,123
Intermediate Bond Fund	$123,892
Aggregate Bond Fund	$1,824,716
Core Plus Bond Fund	$5,684,210
Short‑Term Municipal Bond Fund	$193,572
Strategic Municipal Bond Fund(1)	$8
Quality Intermediate Municipal Bond Fund	$220,324
Core Intermediate Municipal Bond Fund	$9,770
Municipal Bond Fund(1)	$9

(1)	For the period from the close of business on November 15, 2019 (inception date) through December 31, 2019.

Of these amounts, payments were made for the following activities:

Actual Rule 12b‑1 Expenditures Incurred by the Funds During the Fiscal Year Ended December 31, 2019
Fund	Advertising/Marketing	Printing/Postage	Payment to distributor	Payment to dealers(1)	Compensation to sales personnel	Other	Total

Ultra Short Bond Fund	$0	$0	$0	$64,320	$0	$0	$64,320

Short‑Term Bond Fund	$0	$0	$0	$433,123	$0	$0	$433,123

Intermediate Bond Fund	$0	$0	$0	$123,892	$0	$0	$123,892

Aggregate Bond Fund	$0	$0	$0	$1,824,716	$0	$0	$1,824,716

Actual Rule 12b‑1 Expenditures Incurred by the Funds During the Fiscal Year Ended December 31, 2019
Fund	Advertising/Marketing	Printing/Postage	Payment to distributor	Payment to dealers(1)	Compensation to sales personnel	Other	Total
Core Plus Bond Fund	$0	$0	$0	$5,684,210	$0	$0	$5,684,210

Short‑Term Municipal Bond Fund	$0	$0	$0	$193,572	$0	$0	$193,572

Strategic Municipal Bond Fund(2)	$0	$0	$0	$8	$0	$0	$8

Quality Intermediate Municipal Bond Fund	$0	$0	$0	$220,324	$0	$0	$220,324

Core Intermediate Municipal Bond Fund	$0	$0	$0	$9,770	$0	$0	$9,770

Municipal Bond Fund(2)	$0	$0	$0	$9	$0	$0	$9

(1)	Includes payments to Baird as a dealer.

(2)	For the period from the close of business on November 15, 2019 (inception date) through December 31, 2019.

Interests of Certain Persons

With the exception of the Advisor, in its capacity as the Funds’ investment advisor and principal underwriter of Fund shares, no “interested person” of a Fund, as defined in the 1940 Act, and no director of the Company has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Funds

The Plan will continue in effect only if such continuance is approved annually by the Board, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Funds and have no direct or indirect financial interest in the Plan or any related agreements. The Board has determined that the Plan is likely to benefit Investor Class shares by providing an incentive for brokers, dealers and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to Investor Class shareholders. The Board also determined that the Plan is expected to enhance the Funds’ ability to sell Investor Class shares and access important distribution channels.

Shareholder Servicing and Revenue Sharing Payments

The Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to broker‑dealers and other financial intermediaries who market and sell shares of the Funds and/or who provide various administrative, sub‑accounting and shareholder services. These payments are in addition to the 12b‑1 fees payable out of Fund assets to firms that sell Investor Class shares. The payments may specifically be made in connection with the inclusion of the Funds in certain programs offered by broker‑dealers or other financial intermediaries, invitations to conferences and seminars held or sponsored by those firms, access to branch offices and sales representatives of those firms and opportunities to make presentations and provide information to them. Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based on the number of underlying client accounts. The Distributor currently has agreements with the following firms, under which the Distributor makes ongoing payments in lieu of, or in addition to, the 12b‑1 fee: Benefit Plans Administrators (BPA), BMO Harris Bank, BNY Mellon, Charles Schwab, Edward Jones & Co., Fidelity (National Financial), Great West Life, John Hancock, J.P. Morgan, John Hancock Insurance, LPL Financial, Morgan Stanley Smith Barney, Merrill Lynch (Financial Data Services), Pershing, PNC Investments, Prudential, Raymond James, TD Ameritrade, TIAA‑CREF, UBS, U.S. Bank National Association, Vanguard and Wells Fargo.

The Advisor may also pay cash or non‑cash compensation to sales representatives of broker‑dealers and other financial intermediaries in the form of occasional gift, meals and entertainment, and pay for exhibit space or sponsorships at regional or national events of broker‑dealers and other financial intermediaries.

Referral Program

As indicated in the Prospectus, the Distributor has a referral program under which it may pay compensation to registered representatives of the Distributor for their efforts in selling Institutional Class shares of the Funds. Such compensation will not exceed 0.0625% per year of the value of the Institutional Class share accounts for which the registered representative is responsible. In addition, registered representatives of the Distributor may receive payments under the Plan with respect to distribution and shareholder services for Investor Class shares of the Funds.

The prospect of receiving, or the receipt of additional payments or other compensation as described above may provide the Distributor’s registered representatives with an incentive to favor sales of shares of the Funds and other mutual funds whose affiliates offer similar compensation over the sale of shares of mutual funds that do not make such payments.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”). Pursuant to the Disclosure Policy, the Company or the Advisor may disclose information about the Funds’ portfolio holdings only in the following circumstances.

•
Each Fund publicly discloses its portfolio holdings in its semi-annual and annual reports to shareholders, which are filed with the SEC on a semi-annual basis on Form N-CSR and mailed to shareholders approximately two months after the end of the fiscal year and six-month period.

•
The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings included in Part F of Form N-PORT become publicly available on the SEC’s website within 60 days after the end of that fiscal quarter.

•	The Funds’ full portfolio holdings as of month-end are posted on the Company’s website within fifteen (15) calendar days after month-end.

•
The Funds may also provide portfolio holdings information to various ratings agencies, consultants, broker-dealers, investment advisers, financial intermediaries, investors and others, upon request, so long as such information, at the time it is provided, is posted on the Company’s website or otherwise publicly available.

A Fund may elect to not post its portfolio holdings on the Company’s website as described above if the Fund has a valid business reason for doing so. If a Fund makes such an election, the Fund’s portfolio holdings cannot be selectively disclosed to any person until such information is filed with the SEC or posted to the Company’s website.

In limited circumstances, for the business purposes described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of being filed with the SEC or their publication on the Company’s website.

•
The Advisor may disclose Fund portfolio holdings to the Funds’ service providers (administrator, fund accountant, custodian, transfer agent and independent pricing service) in connection with the fulfillment of their duties to the Funds. These service providers are required by contract with the Funds to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•
The Advisor may disclose Fund portfolio holdings to its vendors (including, without limitation, portfolio accounting system, proxy voting services, attribution and analytics systems) in connection with the fulfillment of its duties to the Funds. These service providers are required by contract with the Advisor to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•
The Advisor may disclose Fund portfolio holdings to persons who owe a fiduciary duty or other duty of trust or confidence to the Funds, such as the Funds’ legal counsel and independent registered public accounting firm.

•
Disclosure of portfolio holdings as of a particular date may be made in response to inquiries from consultants, prospective clients or other persons, provided that the recipient signs a confidentiality agreement prohibiting disclosure and misuse of the holdings information.

The Company is prohibited from entering into any other arrangements with third parties to disclose information regarding the Funds’ portfolio securities without (1) prior approval of the Advisor’s legal and compliance departments; and (2) the execution of a confidentiality agreement by the third parties. No compensation or other consideration may be received by the Funds or the Advisor in connection with the disclosure of portfolio holdings in accordance with this policy.

The Board has delegated to the CCO the responsibility to monitor the foregoing policy and to address any violations thereof. The CCO reports to the Board and the Board reviews any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Advisor or any other Fund affiliate.

ANTI‑MONEY LAUNDERING PROGRAM

The Company has established an Anti‑Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, the designation of an anti‑money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and transfer agent have established proper anti‑money laundering procedures that require the reporting of suspicious and/or fraudulent activity, verifying the identity and beneficial owners, if applicable, of the new shareholders, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertaking a complete and thorough review of all new account applications. The Company will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified.

Pursuant to the USA PATRIOT Act and the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been selected as independent registered public accounting firm of the Funds. As such, it is responsible for auditing the financial statements of the Funds.

The audited financial statements for the Funds for the fiscal year ended December 31, 2019, together with the report of Cohen & Company, Ltd., independent registered public accounting firm, that appear in such Funds’ Annual Report for the fiscal year ended December 31, 2019 are incorporated herein by reference.

COUNSEL

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Company and has passed upon the legality of the shares offered by the Funds.

PERFORMANCE

From time to time, the yield and total return of Investor Class shares and Institutional Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Funds (toll‑free) at 1‑866‑44BAIRD.

APPENDIX A - RATINGS DEFINITIONS

S & P Global Ratings Issue Credit Rating Definitions

An S&P Global Ratings (“S&P”) issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. S&P may also assign qualifiers to ratings when appropriate. These qualifiers limit the scope of a rating. A qualifier appears as a suffix and is part of the rating.
S&P’s Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P’s Municipal Short-Term Note Ratings
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
•Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
D
‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

S&P’s Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
•Likelihood of payment-the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•Nature of and provisions of the obligation and the promise we impute; and
•Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that a rating has not been assigned or is no longer assigned.
*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc.’s (“Moody’s”) Credit Rating Definitions
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s Short-Term Obligation Ratings
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Prime Scale
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
The global short-term Prime rating scale (the “Prime Scale”), immediately above, is used for commercial paper issued by U.S. Municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
Moody’s U.S. Municipal Short-Term Obligation Ratings
The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime Scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
The VMIG short-term demand obligation rating is typically assigned if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Credit Ratings
National scale ratings are an opinion of creditworthiness relative to the universe of issuers and issues within a single country. They are most commonly used in emerging market countries with sub- or low investment grade sovereign ratings on the international scale. As creditworthiness can be expressed across the full range of the scale, a national scale can enable greater rating differentiation within a market than the international scale, particularity in highly speculative grade countries where ratings tend to cluster around the often low sovereign rating due to higher risks associated with a more volatile operating environment.
National scale ratings are assigned on the basis that the “best credits or issuers” in the country are rated ‘AAA’ on the national scale. National Ratings are then assessed using the full range of the national scale based on a comparative analysis of issuers rated under the same national scale to establish a relative ranking of credit worthiness. In certain countries, regulators have established credit rating scales to be used within their domestic markets using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.
The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
Fitch’s National Short-Term Credit Ratings

F1(xxx)*
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)	Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
B(xxx)	Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
C(xxx)	Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
RD(xxx)	Restricted default: Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D(xxx)	Indicates a broad-based default event for an entity, or the default of a short-term obligation.
*Note: A “+” or “-” may be appended to the ‘F1(xxx)’ Short-Term National Rating category to denote relative status within the category.
Fitch’s National Long-Term Credit Ratings*

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)	‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country or monetary union.

BBB(xxx)	‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country or monetary union.
BB(xxx)	‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.
B(xxx)	‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country or monetary union.
CCC(xxx)	‘CCC’ National Ratings denote very high default risk relative to other issuers or obligations in the same country or monetary union.
CC(xxx)	‘CC’ National Ratings denote default risk is among the highest relative to other issuers or obligations in the same country or monetary union.
C(xxx)	A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired.
RD(xxx)
Restricted default: ‘RD’ ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

D(xxx)	‘D’ National Ratings denote an issuer or instrument that is currently in default.
*Note: “+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category or to categories below ‘CCC(xxx).’